UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	200 Clarendon Street
New York, New York 10282	27th Floor
Boston, MA 02116-5021

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2012

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Semi-Annual Report	June 30, 2012

Structured Tax-Advantaged Equity Funds
U.S. Equity Dividend and Premium
International Equity Dividend and Premium
Structured Tax-Managed Equity
Structured International Tax-Managed Equity

Goldman Sachs Structured Tax-Advantaged Equity Funds

■	U.S. EQUITY DIVIDEND AND PREMIUM

■	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

■	STRUCTURED TAX-MANAGED EQUITY

■	STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Market Review	3

Investment Process — Equity Dividend and Premium Funds	5

Portfolio Management Discussions and Performance Summaries — Equity Dividend and Premium Funds	6

Investment Process — Global Structured Tax-Managed	16

Portfolio Management Discussions and Performance Summaries — Structured Tax-Managed Funds	17

Schedules of Investments	27

Financial Statements	50

Financial Highlights	54

Notes to the Financial Statements	62

Other Information	78

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Funds. For additional information concerning the risks applicable to the Funds, please see the Funds’ Prospectuses.

The Goldman Sachs U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs International Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risks associated with writing (selling) call options, which limits the opportunity to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. In a rising market, the Fund could significantly underperform the market, and the Fund’s options strategies may not fully protect it against declines in the value of the market. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders.

The Goldman Sachs Structured Tax-Managed Equity Fund invests in equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. Foreign and emerging markets securities may be more volatile and less liquid than U.S. securities and are subject to the risks of currency fluctuations and adverse economic or political developments. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

The Goldman Sachs Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund is subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. Foreign and emerging market securities may be more volatile than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. The Investment Adviser’s use of quantitative models to execute investment strategy may fail to produce the intended result. Different investment styles (e.g., “quantitative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund is also subject to the risk that the pre-tax performance of the Fund may be lower than the performance of a similar fund that is not tax-managed. No assurance can be offered that the Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.

MARKET REVIEW

Goldman Sachs Structured Tax-Advantaged Equity Funds

Market Review

Both U.S. and international equities recorded positive returns during the six months ended June 30, 2012 (the “Reporting Period”). U.S. equity markets gained significant ground, with relatively strong performance versus many other developed markets reflecting optimism on a U.S. economic recovery and simultaneous concerns over Europe’s persistent sovereign debt crisis.

During the first calendar quarter, U.S. equity markets rose on evidence that the labor market, manufacturing and retail sales were improving. News that the Federal Reserve Board (the “Fed”) reduced its outlook for near-term economic growth was offset by its commitment to keep interest rates low until at least late 2014. U.S. banks showed the biggest quarterly increase in lending in four years, while losses from loans fell to their lowest level since early 2008. As a result, financials stocks, which had lagged significantly in 2011, rallied sharply. Elsewhere, strong corporate earnings reports boosted a number of large-cap information technology stocks, and the NASDAQ reached a new 11-year high. The Dow Jones Industrial Average closed above 13,000 for the first time since May 2008.

Despite widespread downgrades of European sovereign debt by Standard & Poor’s, the international equity markets reflected improved sentiment that Europe would avert a financial crisis through liquidity provided by the European Central Bank’s longer-term refinancing operation (“LTRO”) and the proposal of a fiscal compact for the European Monetary Union (“EMU”). Japanese equities rose as the yen weakened significantly early in the Reporting Period following the Bank of Japan’s unexpected monetary policy easing in the form of increased asset purchases.

By April, optimism on Europe had given way to uncertainty and fear of an EMU break-up, a sentiment that would last into June. The changing political landscape unnerved markets. The French did not re-elect their president, who had worked closely with Germany’s chancellor since the start of the sovereign debt crisis, and elected a Socialist. The Dutch coalition government broke up. In addition, deepening concerns over the health of Spanish banks and Greece’s potential exit from the EMU weighed heavily on European equity markets, the euro and the financials sector, particularly large European banks. Despite further easing from the Bank of Japan, the yen continued to rise and pressured Japanese equities.

Also during April, economic data from the U.S. began to lose some momentum and called into question the U.S. recovery. The U.S. labor market, which had been reporting improvements, appeared to lose some momentum, as jobless claims increased for several weeks in a row, and deteriorated further in May. In addition, the initial first quarter U.S. Gross Domestic Product (“GDP”) estimate of 2.2%1 was lower than expected and was subsequently revised down to 1.9%. However, housing market data showed some signs of stabilization, and consumer confidence offered mixed signals.

Outside of U.S. and European economic concerns, disappointing economic reports from faster growing regions of the world renewed fears of a global economic slowdown. Anticipating weaker demand, the benchmark West Texas Intermediate crude oil price slid more than 20% during the second calendar quarter to less than $80 per barrel. The gloomy mood prevailed into June as Spain’s banking system required a bailout and Moody’s Investors Service downgraded 15 international banks. However, markets rallied on the last day of June on the announcement of some coordinated action by European leaders following summit talks.

[1]	Source: Commerce Department as of May 31, 2012.

MARKET REVIEW

U.S. Equity Markets

The Russell 3000® Index, which is a measure of the broad equity markets, rose 9.32% during the Reporting Period, compared to the S&P 500® Index, which was up 9.49%. Nine of the 10 sectors in the S&P 500 Index were up, with telecommunication services (+16.64%) and financials (+13.79%) gaining the most ground. The information technology sector (+13.38%) was the largest contributor (measured by weight times total return) to S&P 500 Index returns.

The Russell 1000® Growth Index advanced 10.08% during the Reporting Period, outperforming the Russell 1000® Value Index, which was up 8.68%. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, while the Russell 1000 Value Index measures the performance of the large-cap value segment of the U.S. equity universe. Growth stocks outperformed value stocks, primarily because of the strong performance of growth-oriented information technology stocks. Large-cap stocks, as represented by the Russell 1000® Index, returned 9.38% during the Reporting Period, outperforming small-cap stocks, with the Russell 2000® Index, a measure of small-cap stocks, returning 8.53%. Large-cap information technology stocks performed better than their small-cap peers.

International Equity Markets

The MSCI EAFE Index gained 2.96% (USD, net) during the Reporting Period. Fifteen of the 22 countries in the MSCI EAFE Index were up, with Belgium (+20.06%) and Singapore (+14.33%) delivering the greatest absolute returns. In terms of its weighting in the MSCI EAFE Index, the U.K. (+3.50%) was the largest contributor.

Five of the 10 sectors in the MSCI EAFE Index recorded positive results for the Reporting Period, with consumer discretionary (+8.11%) and financials (+7.56%) gaining the most ground. The top-weighted financials sector was also the largest contributor (measured by weight times total return).

Looking Ahead

In the coming months, we expect less expensive stocks to outpace more expensive stocks. In addition, we believe stocks with good momentum are likely to outperform those with poor momentum. We plan to focus on seeking profitable companies with positive fundamentals, sustainable earnings and a track record of using capital to enhance shareholder value. We anticipate remaining fully invested, with long-term performance likely to be the result of stock selection rather than sector or capitalization allocations.

We stand behind our investment philosophy that sound economic investment principles, coupled with a disciplined quantitative approach, can provide potentially strong, uncorrelated returns over the long term. Our research agenda is robust, and we continue to enhance our existing models, add new proprietary forecasting signals and improve our trading execution as we seek to provide the most value to our shareholders.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process?

The Goldman Sachs U.S. Equity Dividend and Premium Fund seeks to maximize income and total return. The

Goldman Sachs International Equity Dividend and Premium Fund seeks to maximize total return with an emphasis on income. Their portfolios consist primarily of large-cap, dividend-paying stocks.1 By investing in these securities,

and through the use of option call writing, the Funds seek to generate an attractive after-tax cash flow.

Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds’ Investment Process

A diversified portfolio:

■	Create a diversified large-cap equity portfolio that participates in all industries and sectors.

■	Emphasize higher dividend-paying stocks within each industry and sector.

Written call options:

■	The Funds utilize index call writing to seek to enhance their cash flow.

■

We use proprietary quantitative techniques, including optimization tools, a risk model and a transactions cost model, in identifying a portfolio of stocks that we believe may enhance expected dividend yield while limiting deviations when compared to the S&P 500 Index or MSCI EAFE Index, as applicable.

■	A fully invested, style-consistent portfolio.

■	The Funds seek attractive after-tax cash flow from qualified dividends, long-term capital gains and option call writing.

■

The Funds seek to enhance after-tax returns by generating distributions primarily from qualified dividends and long-term capital gains, both of which are subject to current favorable long-term tax rates of 15%.[2]

[1]	Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

[2]	A sunset provision provides that the 15% long-term capital gain rate will increase to 20%, and the taxation of dividends at the long-term capital gain rate will end after 2012.

PORTFOLIO RESULTS

U.S. Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs U.S. Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 6.59%, 6.14%, 6.79% and 6.74%, respectively. These returns compare to the 9.49% cumulative total return of the Fund’s benchmark, the Standard & Poor’s® 500 Index (with dividends reinvested) (the “S&P 500 Index”), during the same period. The Barclays U.S. Aggregate Bond Index returned 2.37%. Maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays U.S. Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance. The Fund was hampered by stock picks within the financials, telecommunication services, consumer discretionary, industrials, health care, information technology, utilities, energy and materials sectors. Stock selection in the consumer staples sector added to relative results.

The sale of call options on the S&P 500 Index contributed positively overall to the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period for certain of the Fund’s options positions. However, overall, the Fund’s call writing contributed positively to performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 27% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 22% compared to the realized volatility of the S&P 500 Index of 24%. During the Reporting Period, realized daily volatility of the Fund has been about 12% compared to the realized volatility of the S&P 500 Index of 13%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the S&P 500 Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 3.29% compared to 2.28% for the S&P 500 Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Relative to the S&P 500 Index, the Fund’s returns were hurt by overweighted positions in Pitney Bowes, a provider of postage meters and mailing services; Frontier Communications, a telecommunications services company; and Windstream, a supplier of advanced network communications.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions in Cincinnati Financial, a provider of property, casualty and life insurance; Kimberly-Clark, a household products maker; and Seagate Technology, a manufacturer of computer hard drives.

Q	How did fixed income investments affect the Fund’s relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	S&P 500 Index[2]	Barclays U.S. Aggregate Bond Index[3]
Class A	6.59%	9.49%	2.37%
Class C	6.14	9.49	2.37
Institutional	6.79	9.49	2.37
Class IR	6.74	9.49	2.37

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500 Index is an unmanaged composite index of 500 common stock prices. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Barclays U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/12	One Year	Five Years	Since Inception	Inception Date
Class A	-0.13%	-0.16%	3.02%	8/31/05
Class C	3.76	0.17	3.07	8/31/05
Institutional	6.04	1.36	4.28	8/31/05
Class IR	5.91	N/A	16.23	8/31/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.25%	1.26%
Class C	2.00	2.01
Institutional	0.85	0.86
Class IR	1.00	1.01

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/12[6]
Class A Shares	One Year	Five Years	Since Inception (8/31/05)
Returns before taxes*	-0.13%	-0.16%	3.02%
Returns after taxes on distributions**	-1.01	-0.77	2.39
Returns after taxes on distributions*** and sale of Fund shares	0.54	-0.24	2.50

[6]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/12[7]
Holding	% of Net Assets	Line of Business
Apple Inc.	4.6%	Technology Hardware & Equipment
Exxon Mobil Corp.	2.8	Energy
General Electric Co.	2.6	Capital Goods
Johnson & Johnson	2.5	Pharmaceuticals, Biotechnology & Life Sciences
Merck & Co Inc.	2.0	Pharmaceuticals, Biotechnology & Life Sciences
Microsoft Corp	2.0	Software & Services
Intel Corp	1.9	Semiconductors & Semiconductor Equipment
Chevron Corp	1.8	Energy
Coca-Cola Co	1.7	Food, Beverage & Tobacco
JPMorgan Chase & Co	1.5	Diversified Financials

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2012

[8]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

International Equity Dividend and Premium Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs International Equity Dividend and Premium Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 1.05%, 0.53%, 1.11% and 0.97%, respectively. These returns compare to the 2.96% cumulative total return of the Fund’s benchmark, the MSCI EAFE (net) Index (unhedged, with dividends reinvested) (the “MSCI EAFE Index”). The Barclays Global Aggregate Bond Index returned 1.50%. Maximizing income is part of the Fund’s investment objective, and therefore we believe that a comparison of the Fund’s performance to that of the Barclays Global Aggregate Bond Index is useful to investors.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	Security selection detracted from the Fund’s relative performance. Stock picks in the financials, consumer staples, consumer discretionary, information technology, industrials, telecommunication services, energy and health care sectors dampened results versus the MSCI EAFE Index. Stock selection in the utilities and materials sectors added to relative performance.

The sale of call options contributed overall to the Fund’s total return. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

Q	How did the Fund’s call writing affect its performance?

A	Consistent with our investment approach, we wrote index call options on a portion of the stock portfolio’s market value, primarily on the Japanese, United Kingdom and European indices. Upon exercise by the holder, the sale of an index call option obligates us to buy an index at a specified price, also known as the “strike price.” Although the Fund retains the proceeds from the sale of an option, the payment may not exceed the increase in the value of the index, as call options are exercised and we pay the purchaser the increase in value. This is what happened during the Reporting Period for certain of the Fund’s options positions. However, overall, the Fund’s call writing contributed positively to performance.

In general, we targeted 4% in annual premiums. We wrote call options covering about 27% of the value of the stock portfolio to achieve this target.

Overall, call option writing tends to reduce volatility. Since its inception, the realized daily volatility of the Fund has been about 25% compared to the realized volatility of the MSCI EAFE Index of 26%. During the Reporting Period, realized daily volatility of the Fund has been about 16% compared to the realized volatility of the MSCI EAFE Index of 17%.

Q	What was the Fund’s dividend yield during the Reporting Period?

A	While maintaining industry and sector weights consistent with the MSCI EAFE Index, we favor stocks with higher dividend yields. The dividend yield of the Fund during the Reporting Period was 5.08% compared to 3.97% for the MSCI EAFE Index. The Fund’s dividend yield served to enhance its quarterly net income distributions.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Detracting from relative performance were overweighted positions in Man Group, a U.K. provider of alternative investment products; Total, a French oil company; and Mediaset, an Italian television company.

PORTFOLIO RESULTS

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	The Fund benefited from overweighted positions relative to the MSCI EAFE Index in Mizuho Financial Group, a Japanese financial company, and RWE, a German electric, gas and water utility. An underweighted position in Spanish telecommunications company Telefonica SA also enhanced relative returns.

Q	How did fixed income investments affect the Fund’s relative performance?

A	The Fund’s investments in fixed income securities are limited to cash equivalents, and therefore fixed income holdings did not have a meaningful impact on performance during the Reporting Period.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we used equity index futures to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures. Consistent with our investment approach, we also wrote equity index options on a portion of the portfolio’s market value in an effort to generate premiums and reduce volatility.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	No material changes or enhancements were made to our quantitative model during the Reporting Period.

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012– June 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (Net) Index (unhedged)[2]	Barclays Global Aggregate Bond Index[3]
Class A	1.05%	2.96%	1.50%
Class C	0.53	2.96	1.50
Institutional	1.11	2.96	1.50
Class IR	0.97	2.96	1.50

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (unhedged and net of dividend withholding taxes) is an unmanaged market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Barclays Global Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[4]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-20.59%	-6.52%	1/31/08
Class C	-17.54	-6.31	1/31/08
Institutional	-15.73	-5.24	1/31/08
Class IR	-15.89	1.72	8/31/10

[4]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[5]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.30%	1.38%
Class C	2.05	2.13
Institutional	0.90	0.98
Class IR	1.05	1.13

[5]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/12[6]
Class A Shares	One Year	Since Inception (1/31/08)
Returns before taxes*	-20.59%	-6.52%
Returns after taxes on distributions**	-21.64	-6.96
Returns after taxes on distributions*** and sale of Fund shares	-12.26	-5.30

[6]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/12[7]
Company	% of Net Assets	Line of Business
Nestle SA	4.0%	Food, Beverage & Tobacco
BP Plc	2.9	Energy
Westpac Banking Corp.	2.4	Banks
Total SA	2.4	Energy
GlaxoSmithKline PLC	2.1	Pharmaceuticals, Biotechnology & Life Sciences
Blanco Santander SA	1.9	Banks
Vodafone Group PLC	1.9	Telecommunication Services
Roche Holding AG	1.9	Pharmaceuticals, Biotechnology & Life Sciences
Mizuho Financial Group Inc	1.8	Banks
Honda Motor Co Ltd	1.7	Automobiles & Components

[7]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[8]
As of June 30, 2012

[8]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

INVESTMENT PROCESS

What Differentiates the Goldman Sachs Global

Structured Tax-Management Investment Process?

In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund and Structured International Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.

Goldman Sachs Global Structured Tax-Management Investment Process

The Goldman Sachs Global Structured Tax-Management investment process is a disciplined quantitative approach that has been consistently applied since 1989. With the Goldman Sachs Structured Tax-Managed Equity Fund and the Goldman Sachs Structured International Tax-Managed Equity Fund, the Structured investment process is enhanced with an additional layer that seeks to maximize after-tax returns.

■	Comprehensive
■	Rigorous
■	Objective

■	Extensive
■	Fundamental
■	Insightful

Advantage: Daily analysis of approximately 3,000 U.S. and international equity securities using a proprietary model.

■	Benchmark driven
■	Sector and size neutral
■	Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias.

■	A fully invested, style-consistent portfolio

■	Broad access to the entire U.S. and international equity markets

■	A consistent goal of seeking to maximize after-tax risk-adjusted returns

PORTFOLIO RESULTS

Structured Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A

During the Reporting Period, the Fund’s Class A, B, C, Institutional, Service and IR Shares generated cumulative total returns, without sales charges, of 9.05%, 8.72%, 8.67%, 9.33%, 8.99% and 9.22%, respectively. These returns compare to the 9.32% cumulative total return of the Fund’s benchmark, the Russell 3000® Index (with dividends reinvested) (the “Index”), over the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

The Fund generated mixed results versus the Index during the Reporting Period, with the Valuation, Management and Momentum themes detracting most. The Valuation theme attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management, while Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies.

Our Profitability, Sentiment and Quality themes contributed to the Fund’s relative returns. Profitability assesses whether a company is earning more than its cost of capital. The Sentiment theme reflects selected investment views and decisions of individuals and financial intermediaries. Quality evaluates whether a company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market, ranging from large- to small-cap stocks. During the Reporting Period, stock selection added to the Fund’s relative performance.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Security selection in the energy, health care and consumer discretionary sectors enhanced the Fund’s relative results during the Reporting Period. The Fund benefited from overweighted positions in agricultural fertilizer maker CF Industries Holdings and in oil refiners Marathon Petroleum and Western Refining.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Stock selection in the consumer staples, information technology and financials sectors detracted from relative returns. The Fund was hampered by overweighted positions in mattress and pillow manufacturer Tempur-Pedic International; pharmaceutical firm Eli Lilly; and oil company Conoco Phillips.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we implemented an enhancement to our global stock selection process. More specifically, we incorporated new signals within our Valuation theme, including cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signal and structural valuation signals. These signal weights are customized based on a particular stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively identify the intrinsic value of a company, thereby adding value to our process.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on making industry or sector bets. Consequently, the Fund is similar to the Index in terms of its sector allocation and style. That said, the Fund was modestly overweight relative to the Index in the information technology, consumer staples, energy and consumer discretionary sectors at the end of the Reporting Period. Compared to the Index, it was underweight financials, health care, telecommunication services, industrials, materials and utilities at the end of the Reporting Period.

FUND BASICS

Structured Tax-Managed Equity Fund

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Fund Total Return (based on NAV)[1]	Russell 3000 Index[2]
Class A	9.05%	9.32%
Class B	8.72	9.32
Class C	8.67	9.32
Institutional	9.33	9.32
Service	8.99	9.32
Class IR	9.22	9.32

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Five Years	Ten Years	Since Inception	Inception Date
Class A	-2.47%	-2.89%	4.48%	0.70%	4/3/00
Class B	-2.59	-2.93	4.42	0.66	4/3/00
Class C	1.46	-2.54	4.29	0.40	4/3/00
Institutional	3.73	-1.37	5.52	1.58	4/3/00
Service	3.12	-1.88	4.97	1.07	4/3/00
Class IR	3.55	N/A	N/A	19.14	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Service and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns. The Fund’s Class B Shares are no longer available for purchase by new or existing shareholders (although current Class B shareholders may continue to reinvest income and capital gains distributions into Class B Shares, and Class B shareholders may continue to exchange their shares for Class B Shares of certain other Goldman Sachs Funds).

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.09%	1.24%
Class B	1.84	1.99
Class C	1.84	1.99
Institutional	0.69	0.84
Service	1.19	1.34
Class IR	0.84	0.99

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/12[5]
Class A Shares	One Year	Five Years	Ten Years	Since Inception (4/3/00)
Returns before taxes*	-2.47%	-2.89%	4.48%	0.70%
Returns after taxes on distributions**	-2.60	-3.02	4.39	0.62
Returns after taxes on distributions*** and sale of Fund shares	-1.46	-2.45	3.90	0.58

[5]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/12[6]
Holding	% of Net Assets	Line of Business
Apple Inc.	3.6%	Technology Hardware & Equipment
Exxon Mobil Corp	3.4	Energy
Chevron Corp.	2.6	Energy
Google Inc	2.2	Software & Services
Microsoft Corp	2.1	Software & Services
Proctor & Gamble Co	2.1	Household & Personal Products
Oracle Corp	2.0	Software & Services
Amgen Inc	1.7	Pharmaceuticals, Biotechnology & Life Sciences
Marathon Petroleum Corp	1.6	Energy
DIRECTV	1.4	Media

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2012

[7]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 3.7% of the Fund’s net assets as of June 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

PORTFOLIO RESULTS

Structured International Tax-Managed Equity Fund

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Quantitative Investment Strategies Team discusses the Goldman Sachs Structured International Tax-Managed Equity Fund’s (the “Fund”) performance and positioning for the six-month period ended June 30, 2012 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, C, Institutional and IR Shares generated cumulative total returns, without sales charges, of 2.86%, 2.26%, 3.01% and 3.01%, respectively. These returns compare to the 2.96% cumulative total return of the Fund’s benchmark, the MSCI EAFE (net) Index (unhedged, with dividends reinvested) (the “Index”), during the same time period.

Q	What key factors were most responsible for the Fund’s performance during the Reporting Period?

A	As expected, and in keeping with our investment approach, our quantitative model and its six investment themes had the greatest impact on relative performance. We use these themes to take a long-term view of market patterns and look for inefficiencies, selecting stocks for the Fund and overweighting or underweighting the ones chosen by the model. Over time and by design, the performance of any one of the model’s investment themes tends to have a low correlation with the model’s other themes, demonstrating the diversification benefit of the Fund’s theme-driven quantitative model. The variance in performance supports our research indicating that the diversification provided by the Fund’s different investment themes is a significant investment advantage over the long term, even though the Fund may experience underperformance in the short term.

Overall, the Fund generated mixed results versus the Index during the Reporting Period, with the Valuation and Management themes detracting most. Valuation attempts to capture potential mispricings of securities, typically by comparing a measure of the company’s intrinsic value to its market value. Management assesses the characteristics, policies and strategic decisions of company management.

Our Momentum, Profitability and Sentiment themes contributed positively to the Fund’s relative performance. Momentum seeks to predict drifts in stock prices caused by delayed investor reaction to company-specific information and information about related companies. Profitability assesses whether a company is earning more than its cost of capital, while Sentiment reflects selected investment views and decisions of individuals and financial intermediaries.

The impact of our Quality theme was relatively neutral. Quality evaluates whether the company’s earnings are coming from more persistent, cash-based sources, as opposed to accruals.

Q	How successful was your stock selection during the Reporting Period?

A	The Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire EAFE equity market. During the Reporting Period, security selection provided mixed results.

Q	Among individual holdings, which stocks contributed most to the Fund’s results?

A	Stock selection in the industrials, consumer discretionary and financials sectors enhanced relative results. The Fund benefited from overweighted positions in tobacco firm Swedish Match; Commonwealth Bank of Australia; and Swiss health care company Roche Holding.

Q	Which individual stock holdings detracted significantly from relative performance during the Reporting Period?

A	Our investments in the energy, materials and information technology sectors detracted from relative results. The Fund was hampered by overweighted positions in Repsol YPF, a Spanish oil and gas exploration company, and in Eurasian Natural Resources, a U.K. diversified natural resources company. An underweighted position in Swiss food maker Nestle also dampened relative performance.

PORTFOLIO RESULTS

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	During the Reporting Period, we did not use derivatives as part of an active management strategy to add value to the Fund’s results. However, we used equity index futures, on an opportunistic basis, to equitize the Fund’s excess cash holdings. In other words, we put the Fund’s excess cash holdings to work by using them as collateral for the purchase of equity index futures.

Q	What changes or enhancements did you make to your quantitative model during the Reporting Period?

A	During the Reporting Period, we implemented an enhancement to our global stock selection process. More specifically, we incorporated new signals within our Valuation theme, including cash flow signals, book value signals, dividend and buyback signals, forecasted and realized earnings signal and structural valuation signals. These signal weights are customized based on a particular stock’s industry, sector and geographic location. We believe these additional signals will help us more effectively identify the intrinsic value of a company, thereby adding value to our process.

In addition, we extended our price momentum timing insight to the emerging markets and the U.K. regions. With this enhancement, we aim to capture price momentum in the markets while including a component of timing. Our research indicates that including a timing signal can improve the risk-adjusted returns of the Momentum theme and can significantly mitigate drawdown risk.

Q	How was the Fund positioned relative to the Index at the end of the Reporting Period?

A	In constructing the Fund’s portfolio, we focus on picking stocks rather than on country weightings. Consequently, the Fund is similar to the Index in terms of its sector and country allocations. That said, at the end of the Reporting Period, the Fund was overweight the consumer staples, energy, utilities and consumer discretionary sectors. It was underweight materials, industrials, information technology and telecommunication services. It was rather neutral compared to the Index in the financials and health care sectors.

At the end of the Reporting Period, the Fund was neutrally weighted relative to all 22 countries in the Index — Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.

FUND BASICS

Structured International Tax-Managed Equity Fund

as of June 30, 2012

PERFORMANCE REVIEW
January 1, 2012–June 30, 2012	Fund Total Return (based on NAV)[1]	MSCI EAFE (net) Index (unhedged)[2]
Class A	2.86%	2.96%
Class C	2.26	2.96
Institutional	3.01	2.96
Class IR	3.01	2.96

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The unmanaged MSCI EAFE Index (unhedged and net of dividend withholding taxes) is a market capitalization-weighted composite of securities in 22 developed markets. The Index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 6/30/12	One Year	Since Inception	Inception Date
Class A	-19.65%	-7.50%	1/31/08
Class C	-16.48	-7.02	1/31/08
Institutional	-14.69	-5.94	1/31/08
Class IR	-14.67	3.12	8/31/10

[3]

The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Class IR Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Website at www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects fee waivers and/or expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	1.26%	1.57%
Class C	2.01	2.32
Institutional	0.86	1.17
Class IR	1.01	1.32

[4]

The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 27, 2013, and prior to such date the investment adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

STANDARDIZED AFTER-TAX PERFORMANCE AS OF 6/30/12[5]
Class A Shares	One Year	Since Inception (1/31/08)
Returns before taxes*	-19.65%	-7.50%
Returns after taxes on distributions**	-19.80	-7.70
Returns after taxes on distributions*** and sale of Fund shares	-12.14	-6.17

[5]

The after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.

*	Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.

**	Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.

***	Returns After Taxes on Distributions and Sale of Fund Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.

FUND BASICS

TOP TEN HOLDINGS AS OF 6/30/12[6]
Holding	% of Total Net Assets	Line of Business
Roche Holding AG	2.9%	Pharmaceuticals, Biotechnology & Life Sciences
Commonwealth Bank of Australia	2.3	Banks
HSBC Holdings PLC	2.1	Banks
Swedish Match AB	2.0	Food, Beverage & Tobacco
British American Tobacco PLC	2.0	Food, Beverage & Tobacco
Deutsche Post AG	1.7	Transportation
Takeda Pharmaceutical Co Ltd.	1.5	Pharmaceuticals, Biotechnology & Life Sciences
Sumitomo Mitsui Financial Group Inc	1.4	Banks
Banco Santander SA	1.3	Food, Beverage & Tobacco
Imperial Tobacco Group PLC	1.3	Insurance

[6]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND VS. BENCHMARK SECTOR ALLOCATIONS[7]
As of June 30, 2012

[7]

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 2.4% of the Fund’s net assets as of June 30, 2012. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 96.2%
Automobiles & Components – 0.8%
32,800	Autoliv, Inc.	$1,792,848
286,000	Ford Motor Co.	2,742,740
131,700	Johnson Controls, Inc.	3,649,407

		8,184,995

Banks – 3.5%
35,900	Bank of Hawaii Corp.	1,649,614
33,400	M&T Bank Corp.	2,757,838
751,800	New York Community Bancorp, Inc.	9,420,054
183,600	U.S. Bancorp	5,904,576
501,100	Valley National Bancorp	5,311,660
410,000	Wells Fargo & Co.(a)	13,710,400

		38,754,142

Capital Goods – 8.6%
7,200	Armstrong World Industries, Inc.	353,952
68,700	Caterpillar, Inc.	5,833,317
25,100	Cummins, Inc.	2,432,441
71,800	Deere & Co.	5,806,466
132,500	Eaton Corp.	5,250,975
108,200	Emerson Electric Co.	5,039,956
1,379,150	General Electric Co.(a)	28,741,486
33,700	Harsco Corp.	686,806
76,600	Honeywell International, Inc.	4,277,344
1,800	Hubbell, Inc. Class B	140,292
71,500	Illinois Tool Works, Inc.	3,781,635
146,200	Lockheed Martin Corp.	12,731,096
58,200	Northrop Grumman Corp.	3,712,578
110,100	Raytheon Co.	6,230,559
61,100	The Boeing Co.	4,539,730
18,900	The Manitowoc Co., Inc.	221,130
6,500	Timken Co.	297,635
56,100	United Technologies Corp.	4,237,233

		94,314,631

Commercial & Professional Services – 1.2%
12,600	Manpower, Inc.	461,790
589,900	Pitney Bowes, Inc.	8,830,803
355,000	R.R. Donnelley & Sons Co.	4,178,350

		13,470,943

Consumer Durables & Apparel – 1.6%
75,900	Coach, Inc.	4,438,632
3,400	Deckers Outdoor Corp.*	149,634
12,000	Garmin Ltd.	459,480
263,900	Leggett & Platt, Inc.	5,576,207
7,500	Lululemon Athletica, Inc.*	447,225
21,100	Polaris Industries, Inc.	1,508,228
2,500	PVH Corp.	194,475
5,800	Under Armour, Inc. Class A*	547,984
33,700	VF Corp.	4,497,265

		17,819,130

Common Stocks – (continued)
Consumer Services – 1.9%
111,800	Carnival Corp.	$3,831,386
254,800	H&R Block, Inc.	4,071,704
32,100	Las Vegas Sands Corp.	1,396,029
90,400	McDonald’s Corp.	8,003,112
63,900	Starbucks Corp.	3,407,148

		20,709,379

Diversified Financials – 4.8%
892,781	Bank of America Corp.	7,302,949
37,000	BlackRock, Inc.	6,283,340
227,430	Citigroup, Inc.	6,233,856
15,300	CME Group, Inc.	4,102,083
30,300	Green Dot Corp. Class A*	670,236
21,800	Greenhill & Co., Inc.	777,170
58,600	Janus Capital Group, Inc.	458,252
468,800	JPMorgan Chase & Co.(a)	16,750,224
12,200	SEI Investments Co.	242,658
77,200	T. Rowe Price Group, Inc.	4,860,512
116,700	The Bank of New York Mellon Corp.	2,561,565
93,600	Waddell & Reed Financial, Inc. Class A	2,834,208

		53,077,053

Energy – 10.2%
87,400	Arch Coal, Inc.	602,186
190,100	Chevron Corp.(a)(b)	20,055,550
237,900	ConocoPhillips	13,293,852
8,300	Continental Resources, Inc.*	552,946
363,800	Exxon Mobil Corp.(a)	31,130,366
207,500	Halliburton Co.	5,890,925
101,500	HollyFrontier Corp.	3,596,145
142,100	Marathon Oil Corp.	3,633,497
155,100	Occidental Petroleum Corp.	13,302,927
11,200	Oceaneering International, Inc.	536,032
25,500	Patterson-UTI Energy, Inc.	371,280
102,050	Phillips 66*	3,392,142
11,900	Plains Exploration & Production Co.*	418,642
46,800	RPC, Inc.	556,452
39,700	SandRidge Energy, Inc.*	265,593
175,600	Schlumberger Ltd.	11,398,196
97,600	Spectra Energy Corp.	2,836,256
14,100	Teekay Corp.	412,848
13,000	Whiting Petroleum Corp.*	534,560

		112,780,395

Food & Staples Retailing – 1.1%
41,800	SUPERVALU, Inc.	216,524
92,600	Walgreen Co.	2,739,108
127,500	Wal-Mart Stores, Inc.	8,889,300

		11,844,932

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – 6.8%
356,800	Altria Group, Inc.	$12,327,440
127,800	H.J. Heinz Co.	6,949,764
57,600	Kellogg Co.	2,841,408
234,800	Kraft Foods, Inc. Class A	9,067,976
21,400	Lorillard, Inc.	2,823,730
187,000	PepsiCo, Inc.	13,213,420
27,500	Philip Morris International, Inc.	2,399,650
142,100	Reynolds American, Inc.	6,376,027
241,800	The Coca-Cola Co.(a)	18,906,342

		74,905,757

Health Care Equipment & Services – 1.7%
147,200	Baxter International, Inc.	7,823,680
19,800	Brookdale Senior Living, Inc.*	351,252
234,500	Medtronic, Inc.	9,082,185
5,500	SXC Health Solutions Corp.*	545,655
10,500	UnitedHealth Group, Inc.	614,250
6,500	Universal Health Services, Inc. Class B	280,540

		18,697,562

Household & Personal Products – 2.3%
255,100	Avon Products, Inc.	4,135,171
167,800	Kimberly-Clark Corp.	14,056,606
120,700	The Procter & Gamble Co.(a)	7,392,875

		25,584,652

Insurance – 2.5%
71,900	Aflac, Inc.	3,062,221
41,400	Arthur J. Gallagher & Co.	1,451,898
23,000	Berkshire Hathaway, Inc. Class B*	1,916,590
234,700	Cincinnati Financial Corp.	8,935,029
53,400	Mercury General Corp.	2,225,178
141,200	MetLife, Inc.	4,356,020
565,900	Old Republic International Corp.	4,691,311
28,600	Protective Life Corp.	841,126

		27,479,373

Materials – 4.5%
23,300	Allied Nevada Gold Corp.*	661,254
5,000	Cabot Corp.	203,500
172,000	E.I. du Pont de Nemours & Co.	8,698,040
236,400	Freeport-McMoRan Copper & Gold, Inc.	8,054,148
81,400	Huntsman Corp.	1,053,316
106,300	International Paper Co.	3,073,133
16,300	Kronos Worldwide, Inc.	257,377
47,600	LyondellBasell Industries NV Class A	1,916,852
49,000	Monsanto Co.	4,056,220
23,100	Packaging Corp. of America	652,344
22,100	Royal Gold, Inc.	1,732,640
25,400	RPM International, Inc.	690,880
232,157	Southern Copper Corp.	7,315,267
336,900	The Dow Chemical Co.	10,612,350

		48,977,321

Common Stocks – (continued)
Media – 3.2%
267,700	Comcast Corp. Class A	$8,548,394
255,100	Regal Entertainment Group Class A	3,510,176
100,800	The Walt Disney Co.	4,888,800
229,200	Thomson Reuters Corp.	6,520,740
67,200	Time Warner Cable, Inc.	5,517,120
161,500	Time Warner, Inc.	6,217,750

		35,202,980

Pharmaceuticals, Biotechnology & Life Sciences – 9.1%
213,500	Abbott Laboratories	13,764,345
128,800	Agilent Technologies, Inc.	5,054,112
450,500	Bristol-Myers Squibb Co.	16,195,475
406,800	Johnson & Johnson	27,483,408
536,350	Merck & Co., Inc.	22,392,612
608,500	Pfizer, Inc.(a)(b)	13,995,500
6,000	Regeneron Pharmaceuticals, Inc.*	685,320

		99,570,772

Real Estate – 1.9%
11,200	BRE Properties, Inc. (REIT)	560,224
9,500	Camden Property Trust (REIT)	642,885
17,600	DDR Corp. (REIT)	257,664
41,200	Duke Realty Corp. (REIT)	603,168
2,200	Essex Property Trust, Inc. (REIT)	338,624
212,001	Host Hotels & Resorts, Inc. (REIT)	3,353,856
102,527	Prologis, Inc. (REIT)	3,406,972
8,100	Rayonier, Inc. (REIT)	363,690
13,200	Senior Housing Properties Trust (REIT)	294,624
48,000	Simon Property Group, Inc. (REIT)	7,471,680
10,600	SL Green Realty Corp. (REIT)	850,544
13,200	Taubman Centers, Inc. (REIT)	1,018,512
7,302	The Macerich Co. (REIT)	431,183
60,500	UDR, Inc. (REIT)	1,563,320

		21,156,946

Retailing – 2.7%
37,300	Amazon.com, Inc.*	8,517,455
5,200	DSW, Inc. Class A	282,880
41,200	Foot Locker, Inc.	1,259,896
52,300	Guess?, Inc.	1,588,351
133,800	Limited Brands, Inc.	5,690,514
121,700	Lowe’s Companies, Inc.	3,461,148
128,900	Macy’s, Inc.	4,427,715
5,600	Priceline.com, Inc.*	3,721,312
174,000	RadioShack Corp.	668,160
6,000	Williams-Sonoma, Inc.	209,820

		29,827,251

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Semiconductors & Semiconductor Equipment – 3.0%
780,800	Intel Corp.(a)(b)	$20,808,320
131,800	Intersil Corp. Class A	1,403,670
117,100	Linear Technology Corp.	3,668,743
27,900	Marvell Technology Group Ltd.	314,712
109,500	Maxim Integrated Products, Inc.	2,807,580
132,800	Microchip Technology, Inc.	4,393,024

		33,396,049

Software & Services – 8.1%
62,400	Accenture PLC Class A	3,749,616
156,000	Automatic Data Processing, Inc.	8,682,960
115,200	CA, Inc.	3,120,768
84,100	eBay, Inc.*	3,533,041
19,500	Google, Inc. Class A*	11,311,365
56,600	International Business Machines Corp.	11,069,828
8,100	Mastercard, Inc. Class A	3,483,891
728,450	Microsoft Corp.(a)	22,283,286
273,700	Oracle Corp.	8,128,890
240,700	Paychex, Inc.	7,560,387
47,400	TIBCO Software, Inc.*	1,418,208
30,000	Visa, Inc. Class A	3,708,900
15,400	VMware, Inc. Class A*	1,402,016

		89,453,156

Technology Hardware & Equipment – 7.2%
20,000	Acme Packet, Inc.*	373,000
86,000	Apple, Inc.*	50,224,000
486,100	Cisco Systems, Inc.	8,346,337
23,800	Diebold, Inc.	878,458
276,300	Hewlett-Packard Co.	5,556,393
183,400	Molex, Inc. Class A	3,710,182
180,900	QUALCOMM, Inc.	10,072,512
14,500	Riverbed Technology, Inc.*	234,175

		79,395,057

Telecommunication Services – 4.1%
412,228	AT&T, Inc.(a)	14,700,050
315,200	CenturyLink, Inc.	12,447,248
1,260,601	Frontier Communications Corp.	4,828,102
102,700	Verizon Communications, Inc.	4,563,988
891,500	Windstream Corp.	8,611,890

		45,151,278

Common Stocks – (continued)
Transportation – 1.7%
17,400	Copa Holdings SA Class A	$1,435,152
157,300	CSX Corp.	3,517,228
5,300	Kansas City Southern	368,668
56,900	Union Pacific Corp.	6,788,739
82,900	United Parcel Service, Inc. Class B	6,529,204

		18,638,991

Utilities – 3.7%
165,700	Ameren Corp.	5,557,578
99,500	American Electric Power Co., Inc.	3,970,050
153,500	Dominion Resources, Inc.	8,289,000
198,900	Exelon Corp.	7,482,618
15,900	National Fuel Gas Co.	746,982
343,500	PPL Corp.	9,552,735
151,500	Public Service Enterprise Group, Inc.	4,923,750
21,000	Westar Energy, Inc.	628,950

		41,151,663

TOTAL INVESTMENTS – 96.2%
(Cost $1,054,810,559)		$1,059,544,408

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.8%		41,884,608

NET ASSETS – 100.0%		$1,101,429,016

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
S&P 500 E-mini Index	600	September 2012	$40,692,000	$1,493,377

WRITTEN OPTIONS CONTRACTS — At June 30, 2012, the Fund had the following written options:

Call Options	Exercise Rate	Number of Contracts	Expiration Month	Value
S&P 500 Index	$1,350	2,685	September 2012	$(12,351,000)
(Premiums Received $11,886,495)

For the six months ended June 30, 2012, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2011	1,837	$ 7,640,083
Contracts written	5,674	23,564,518
Contracts expired	(2,989)	(11,678,023)
Contracts bought to close	(1,837)	(7,640,083)
Contracts Outstanding June 30, 2012	2,685	$11,886,495

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 98.4%
Australia – 8.6%
1,462,824	Alumina Ltd. (Materials)	$1,199,811
46,038	Amcor Ltd. (Materials)	336,082
25,307	Bendigo and Adelaide Bank Ltd. (Banks)	193,396
144,859	BHP Billiton Ltd. (Materials)	4,718,396
48,271	Boral Ltd. (Materials)	147,116
25,050	Brambles Ltd. (Commercial & Professional Services)	158,875
2,179	Caltex Australia Ltd. (Energy)	30,434
804	Campbell Brothers Ltd. (Commercial & Professional Services)	45,074
1,225	Cochlear Ltd. (Health Care Equipment & Services)	83,193
11,198	Commonwealth Bank of Australia (Banks)	613,255
17,363	Computershare Ltd. (Software & Services)	132,716
15,658	CSL Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	635,116
476,072	Dexus Property Group (REIT)	455,556
532,382	GPT Group (REIT)	1,800,813
25,529	Iluka Resources Ltd. (Materials)	301,302
121,264	Metcash Ltd. (Food & Staples Retailing)	420,101
36,675	National Australia Bank Ltd. (Banks)	893,315
13,132	Orica Ltd. (Materials)	334,495
26,225	Origin Energy Ltd. (Energy)	330,277
1,418	OZ Minerals Ltd. (Materials)	11,569
154,264	QBE Insurance Group Ltd. (Insurance)	2,132,043
15,089	Sonic Healthcare Ltd. (Health Care Equipment & Services)	197,350
1,283,120	SP AusNet (Utilities)	1,344,721
297,838	TABCORP Holdings Ltd. (Consumer Services)	898,157
7,408	Tatts Group Ltd. (Consumer Services)	19,962
132,799	Telstra Corp. Ltd. (Telecommunication Services)	503,165
225,388	Toll Holdings Ltd. (Transportation)	926,718
66,806	Wesfarmers Ltd. (Food & Staples Retailing)	2,056,398
393,393	Westpac Banking Corp. (Banks)	8,590,223
47,604	Woodside Petroleum Ltd. (Energy)	1,525,520

		31,035,149

Austria – 0.1%
4,440	Raiffeisen Bank International AG (Banks)	145,366
12,954	Voestalpine AG (Materials)	344,050

		489,416

Belgium – 0.9%
5,890	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	464,375
6,271	Bekaert SA (Capital Goods)	155,411
49,812	Belgacom SA (Telecommunication Services)	1,416,513

Common Stocks – (continued)
Belgium – (continued)
7,851	Delhaize Group SA (Food & Staples Retailing)	$287,597
2,621	Mobistar SA (Telecommunication Services)	89,764
863	Solvay SA (Materials)	85,205
5,959	UCB SA (Pharmaceuticals, Biotechnology & Life Sciences)	301,021
12,778	Umicore SA (Materials)	590,792

		3,390,678

Bermuda – 0.4%
42,828	Seadrill Ltd. (Energy)	1,527,481

China – 0.4%
59,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	21,555
1,541,000	Yangzijiang Shipbuilding Holdings Ltd. Class H (Capital Goods)	1,235,813

		1,257,368

Denmark – 1.1%
12	A.P. Moller - Maersk A/S Class B (Transportation)	78,690
8,184	Carlsberg A/S Class B (Food, Beverage & Tobacco)	645,986
1,778	Coloplast A/S Class B (Health Care Equipment & Services)	319,698
16,789	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	2,435,024
66,420	TDC A/S (Telecommunication Services)	461,597
7,149	Vestas Wind Systems A/S (Capital Goods)*	39,635

		3,980,630

Finland – 0.8%
8,495	Metso Oyj (Capital Goods)	292,900
311,085	Nokia Oyj (Technology Hardware & Equipment)	634,612
104,858	Orion Oyj Class B (Pharmaceuticals, Biotechnology & Life Sciences)(a)	1,986,078

		2,913,590

France – 8.2%
28,713	Alstom SA (Capital Goods)	908,437
157,315	AXA SA (Insurance)	2,103,099
18,449	BNP Paribas SA (Banks)	711,296
747	Bouygues SA (Capital Goods)	20,045
16,948	Cap Gemini SA (Software & Services)	623,783
87,006	Carrefour SA (Food & Staples Retailing)	1,606,601
14,241	CNP Assurances (Insurance)*	173,939
36,048	Compagnie de Saint-Gobain SA (Capital Goods)	1,331,945

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
217,745	France Telecom SA (Telecommunication Services)(a)	$2,862,998
17,197	GDF Suez (Utilities)	410,111
2,445	Klepierre (REIT)	80,352
37,680	Lafarge SA (Materials)	1,682,722
2,891	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	439,981
283,458	Natixis (Banks)	763,540
33,316	Neopost SA (Technology Hardware & Equipment)	1,777,968
37,631	Peugeot SA (Automobiles & Components)*	371,117
12,219	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	924,989
23,946	Schneider Electric SA (Capital Goods)	1,331,008
12,440	Societe Generale SA (Banks)*	291,713
40,306	Societe Television Francaise 1 (Media)	321,839
190,006	Total SA (Energy)(a)	8,551,969
1,089	Unibail-Rodamco SE (REIT)	200,605
2,374	Vallourec SA (Capital Goods)	97,005
118,010	Vivendi SA (Telecommunication Services)(a)	2,192,731

		29,779,793

Germany – 8.0%
72,827	BASF SE (Materials)	5,063,985
13,789	Bayerische Motoren Werke AG Preference Shares (Automobiles & Components)	680,195
143,280	Celesio AG (Health Care Equipment & Services)	2,345,263
113,193	Daimler AG (Registered) (Automobiles & Components)	5,086,829
6,287	Deutsche Boerse AG (Diversified Financials)	339,190
14,929	Deutsche Lufthansa AG (Registered) (Transportation)	172,591
184,773	Deutsche Post AG (Registered) (Transportation)	3,269,277
37,912	Deutsche Telekom AG (Registered) (Telecommunication Services)	415,494
38,756	E.ON AG (Utilities)	837,484
1,911	Hannover Rueckversicherung AG (Registered) (Insurance)	113,835
3,273	MAN SE (Capital Goods)	334,749
12,519	Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Insurance)	1,766,484
25,921	ProSiebenSat.1 Media AG Preference Shares (Media)	581,077
137,126	RWE AG (Utilities)	5,607,709
14,294	RWE AG Preference Shares (Utilities)	530,776

Common Stocks – (continued)
Germany – (continued)
18,936	Siemens AG (Registered) (Capital Goods)	$1,591,139
3,432	Wacker Chemie AG (Materials)	236,427

		28,972,504

Hong Kong – 3.0%
251,600	AIA Group Ltd. (Insurance)	869,041
4,200	ASM Pacific Technology Ltd. (Semiconductors & Semiconductor Equipment)	53,686
826,000	BOC Hong Kong Holdings Ltd. (Banks)	2,542,804
28,000	Cathay Pacific Airways Ltd. (Transportation)	45,395
58,000	Cheung Kong Holdings Ltd. (Real Estate)	716,085
4,000	Cheung Kong Infrastructure Holdings Ltd. (Utilities)	24,215
102,500	CLP Holdings Ltd. (Utilities)	871,220
52,000	First Pacific Co. Ltd. (Diversified Financials)	53,937
60,000	Galaxy Entertainment Group Ltd. (Consumer Services)*	150,952
27,000	Hang Lung Group Ltd. (Real Estate)	166,945
53,000	Hang Lung Properties Ltd. (Real Estate)	181,293
49,000	Henderson Land Development Co. Ltd. (Real Estate)	272,412
11,391	HKT Trust / HKT Ltd. (Telecommunication Services)	8,942
119,900	Hong Kong & China Gas Co. Ltd. (Utilities)	254,704
15,800	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	227,343
21,500	Hopewell Holdings Ltd. (Capital Goods)	61,550
152,000	Hutchison Port Holdings Trust Class U (Transportation)	108,651
75,000	Hutchison Whampoa Ltd. (Capital Goods)	650,543
15,000	Kerry Properties Ltd. (Real Estate)	64,548
214,000	Li & Fung Ltd. (Retailing)	414,358
29,500	Lifestyle International Holdings Ltd. (Retailing)	65,004
61,500	MTR Corp. Ltd. (Transportation)	211,120
246,919	New World Development Co. Ltd. (Real Estate)	290,958
57,003	Noble Group Ltd. (Capital Goods)	50,934
35,514	NWS Holdings Ltd. (Capital Goods)	51,942
12,500	Orient Overseas International Ltd. (Transportation)	61,307
46,000	Power Assets Holdings Ltd. (Utilities)	345,193
67,200	Sands China Ltd. (Consumer Services)	216,184
104,000	Shangri-La Asia Ltd. (Consumer Services)	199,765

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Hong Kong – (continued)
99,261	Sino Land Co. Ltd. (Real Estate)	$150,725
20,000	SJM Holdings Ltd. (Consumer Services)	37,475
39,316	Sun Hung Kai Properties Ltd. (Real Estate)	467,426
23,000	Swire Pacific Ltd. Class A (Real Estate)	267,509
28,350	Swire Properties Ltd. (Real Estate)	85,376
48,000	The Wharf Holdings Ltd. (Real Estate)	266,926
27,200	Wynn Macau Ltd. (Consumer Services)	64,184
38,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	119,474

		10,690,126

Ireland – 0.2%
36,252	CRH PLC (Materials)	694,521
7,644	James Hardie Industries SE CDI (Materials)	63,024

		757,545

Israel – 0.6%
2,431	Bank Hapoalim BM (Banks)	7,497
77,421	Bank Leumi Le-Israel BM (Banks)*	189,145
184,513	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	196,315
240	Delek Group Ltd. (Capital Goods)	35,734
19,685	Israel Chemicals Ltd. (Materials)	217,802
4,640	Mizrahi Tefahot Bank Ltd. (Banks)*	36,201
16,552	Partner Communications Co. Ltd. (Telecommunication Services)	67,051
35,097	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)(b)	1,384,226

		2,133,971

Italy – 2.1%
53,452	Atlantia SpA (Transportation)	682,237
361,605	Banca Carige SpA (Banks)	314,122
139,829	Enel SpA (Utilities)	451,488
45,071	Eni SpA (Energy)	957,540
83,368	Fiat SpA (Automobiles & Components)*	420,325
517,232	Finmeccanica SpA (Capital Goods)*	2,091,370
297,877	Intesa Sanpaolo SpA (Banks)	344,677
971,500	Mediaset SpA (Media)	1,701,455
538,083	Telecom Italia SpA (Telecommunication Services)	436,045
11,300	UniCredit SpA (Banks)*	42,845

		7,442,104

Japan – 21.6%
24,500	AEON Credit Service Co. Ltd. (Diversified Financials)	454,467
105,000	Amada Co. Ltd. (Capital Goods)	621,267
23,000	Aozora Bank Ltd. (Banks)	54,772
133,000	Asahi Glass Co. Ltd. (Capital Goods)	897,245

Common Stocks – (continued)
Japan – (continued)
179,400	Casio Computer Co. Ltd. (Consumer Durables & Apparel)	$1,176,333
18,200	Chubu Electric Power Co., Inc. (Utilities)	295,125
5,100	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	88,925
45,000	Dai Nippon Printing Co. Ltd. (Commercial & Professional Services)	352,528
1,500	Daito Trust Construction Co. Ltd. (Real Estate)	142,188
66,000	Daiwa Securities Group, Inc. (Diversified Financials)	248,736
2,400	East Japan Railway Co. (Transportation)	150,699
10,800	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	472,942
600	Fast Retailing Co. Ltd. (Retailing)	120,055
48,000	Fujitsu Ltd. (Technology Hardware & Equipment)	229,714
70,000	Furukawa Electric Co. Ltd. (Capital Goods)	165,569
11,000	GS Yuasa Corp. (Capital Goods)	50,292
4,500	Hokkaido Electric Power Co., Inc. (Utilities)	58,158
175,400	Honda Motor Co. Ltd. (Automobiles & Components)	6,120,679
70,200	ITOCHU Corp. (Capital Goods)	737,848
36,800	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	1,090,224
97	Jupiter Telecommunications Co. Ltd. (Media)	98,899
32,800	JX Holdings, Inc. (Energy)	169,052
134,000	Kaneka Corp. (Materials)	741,085
4,700	Kao Corp. (Household & Personal Products)	129,618
25,000	Kawasaki Heavy Industries Ltd. (Capital Goods)	68,561
62,000	Kawasaki Kisen Kaisha Ltd. (Transportation)*	123,153
47,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	553,944
49,700	Komatsu Ltd. (Capital Goods)	1,186,406
43,400	Kyushu Electric Power Co., Inc. (Utilities)	514,867
7,800	Lawson, Inc. (Food & Staples Retailing)	545,465
28,400	Mitsubishi Corp. (Capital Goods)	574,086
37,000	Mitsubishi Electric Corp. (Capital Goods)	309,559
56,000	Mitsubishi Estate Co. Ltd. (Real Estate)	1,004,685
56,000	Mitsubishi Heavy Industries Ltd. (Capital Goods)	227,649
115,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	553,826
128,300	Mitsui & Co. Ltd. (Capital Goods)	1,906,519
36,000	Mitsui Fudosan Co. Ltd. (Real Estate)	698,502

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
3,867,200	Mizuho Financial Group, Inc. (Banks)	$6,532,646
18,200	MS&AD Insurance Group Holdings, Inc. (Insurance)	318,414
6,600	Murata Manufacturing Co. Ltd. (Technology Hardware & Equipment)	347,164
39,000	NEC Corp. (Technology Hardware & Equipment)*	60,684
4,000	NGK Spark Plug Co. Ltd. (Automobiles & Components)	52,834
7,000	NHK Spring Co. Ltd. (Automobiles & Components)	75,592
1,200	Nintendo Co. Ltd. (Software & Services)	140,137
62	Nippon Building Fund, Inc. (REIT)	599,458
12,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	71,671
742,000	Nippon Express Co. Ltd. (Transportation)	3,064,008
12,200	Nippon Paper Group, Inc. (Materials)	193,679
572,000	Nippon Sheet Glass Co. Ltd. (Capital Goods)	630,209
19,600	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	913,958
368,000	Nippon Yusen Kabushiki Kaisha (Transportation)	973,303
257,700	Nissan Motor Co. Ltd. (Automobiles & Components)	2,447,050
40,500	Nisshin Seifun Group, Inc. (Food, Beverage & Tobacco)	474,144
8,100	Nitto Denko Corp. (Materials)	347,042
31,000	NKSJ Holdings, Inc. (Insurance)	659,923
153,300	Nomura Holdings, Inc. (Diversified Financials)	573,118
21,200	Nomura Research Institute Ltd. (Software & Services)	466,517
388,000	NTN Corp. (Capital Goods)	1,221,391
1,620	NTT DoCoMo, Inc. (Telecommunication Services)	2,695,684
36,400	Oracle Corp. Japan (Software & Services)	1,566,758
676,000	Ricoh Co. Ltd. (Technology Hardware & Equipment)	5,705,150
12,700	Rohm Co. Ltd. (Semiconductors & Semiconductor Equipment)	489,387
31,800	Sankyo Co. Ltd. (Consumer Durables & Apparel)	1,551,814
174,000	Sekisui House Ltd. (Consumer Durables & Apparel)	1,642,915
16,200	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	488,355
90,600	Shiseido Co. Ltd. (Household & Personal Products)	1,429,631
49,600	Stanley Electric Co. Ltd. (Automobiles & Components)	770,279
645,000	Sumitomo Chemical Co. Ltd. (Materials)	1,982,636

Common Stocks – (continued)
Japan – (continued)
85,800	Sumitomo Corp. (Capital Goods)	$1,200,497
36,600	Sumitomo Electric Industries Ltd. (Capital Goods)	456,068
47,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	211,639
500,000	Sumitomo Metal Industries Ltd. (Materials)	824,803
61,000	Sumitomo Metal Mining Co. Ltd. (Materials)	687,415
54,100	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,787,190
14,000	Sumitomo Realty & Development Co. Ltd. (Real Estate)	344,349
26,700	T&D Holdings, Inc. (Insurance)	284,432
99,000	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,494,785
2,600	TDK Corp. (Technology Hardware & Equipment)	105,842
171	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	198,042
10,000	The Japan Steel Works Ltd. (Capital Goods)	55,212
99,500	The Kansai Electric Power Co., Inc. (Utilities)	1,193,256
85,600	Tohoku Electric Power Co., Inc. (Utilities)*	860,089
10,300	Tokio Marine Holdings, Inc. (Insurance)	258,459
1,100	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	51,584
170,000	TonenGeneral Sekiyu KK (Energy)	1,511,579
51,000	Toppan Printing Co. Ltd. (Commercial & Professional Services)	340,669
57,000	Toshiba Corp. (Technology Hardware & Equipment)	216,962
14,500	Toyoda Gosei Co. Ltd. (Automobiles & Components)	334,268
9,600	Toyota Industries Corp. (Automobiles & Components)	275,241
17,500	Toyota Motor Corp. (Automobiles & Components)	706,339
4,180	USS Co. Ltd. (Retailing)	451,029

		78,268,942

Luxembourg – 0.3%
78,939	ArcelorMittal (Materials)	1,207,728

Mexico – 0.3%
46,645	Fresnillo PLC (Materials)	1,068,447

Netherlands – 4.0%
6,205	Akzo Nobel NV (Materials)	292,036
15,916	Corio NV (REIT)	700,740
90,188	Delta Lloyd NV (Insurance)	1,254,209
15,344	Heineken Holding NV (Food, Beverage & Tobacco)	687,272

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)
Netherlands – (continued)
47,216	Koninklijke DSM NV (Materials)	$2,327,725
21,613	Koninklijke KPN NV (Telecommunication Services)	206,663
89,871	Koninklijke Philips Electronics NV (Capital Goods)	1,770,974
9,319	Randstad Holding NV (Commercial & Professional Services)	274,789
108,681	Royal Dutch Shell PLC Class A (Energy)	3,668,059
72,473	Royal Dutch Shell PLC Class B (Energy)	2,531,027
27,123	Unilever NV CVA (Food, Beverage & Tobacco)	906,056

		14,619,550

New Zealand – 0.1%
182,371	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	347,252

Norway – 0.7%
12,202	DNB ASA (Banks)	121,330
190,532	Gjensidige Forsikring ASA (Insurance)	2,219,911
24,043	Orkla ASA (Capital Goods)	174,479

		2,515,720

Portugal – 0.1%
487,280	Banco Espirito Santo SA (Registered) (Banks)*	333,170
13,222	Portugal Telecom, SGPS, SA (Registered) (Telecommunication Services)	57,908

		391,078

Singapore – 1.4%
105,000	CapitaLand Ltd. (Real Estate)	226,396
13,000	CapitaMall Trust (REIT)	19,691
19,000	City Developments Ltd. (Real Estate)	169,364
67,000	ComfortDelGro Corp. Ltd. (Transportation)	82,046
52,171	DBS Group Holdings Ltd. (Banks)	576,265
20,000	Fraser and Neave Ltd. (Capital Goods)	111,365
166,000	Genting Singapore PLC (Consumer Services)	186,483
135,000	Global Logistic Properties Ltd. (Real Estate)*	224,743
183,000	Golden Agri-Resources Ltd. (Food, Beverage & Tobacco)	97,736
2,000	Jardine Cycle & Carriage Ltd. (Retailing)	73,712
27,000	Keppel Corp. Ltd. (Capital Goods)	221,198
24,000	Keppel Land Ltd. (Real Estate)	61,761
34,000	Olam International Ltd. (Food & Staples Retailing)	49,244
128,144	Oversea-Chinese Banking Corp. Ltd. (Banks)	896,096

Common Stocks – (continued)
Singapore – (continued)
2,000	SembCorp Industries Ltd. (Capital Goods)	$8,186
13,000	Singapore Airlines Ltd. (Transportation)	107,198
27,000	Singapore Exchange Ltd. (Diversified Financials)	135,644
85,000	Singapore Press Holdings Ltd. (Media)	262,577
26,000	Singapore Technologies Engineering Ltd. (Capital Goods)	64,097
222,000	Singapore Telecommunications Ltd. (Telecommunication Services)	581,365
74,000	StarHub Ltd. (Telecommunication Services)	200,572
38,000	United Overseas Bank Ltd. (Banks)	564,282
32,000	UOL Group Ltd. (Real Estate)	125,438
62,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	178,769

		5,224,228

Spain – 2.8%
10,081	ACS Actividades de Construccion y Servicios SA (Capital Goods)	215,941
257,887	Banco Bilbao Vizcaya Argentaria SA (Banks)	1,841,663
1,062,971	Banco Santander SA (Banks)(a)	7,031,825
87,518	Indra Sistemas SA (Software & Services)	814,798
20,730	Zardoya Otis SA (Capital Goods)	230,451

		10,134,678

Sweden – 3.0%
12,388	Atlas Copco AB Class A (Capital Goods)	266,600
6,690	Atlas Copco AB Class B (Capital Goods)	127,479
140,533	Electrolux AB Class B (Consumer Durables & Apparel)	2,796,667
19,331	Hennes & Mauritz AB Class B (Retailing)	693,866
38,382	Husqvarna AB Class B (Consumer Durables & Apparel)	181,029
66,720	Industrivarden AB Class C (Diversified Financials)	859,618
5,959	Kinnevik Investment AB Class B (Diversified Financials)	119,611
183,112	Ratos AB Class B (Diversified Financials)	1,738,725
27,556	Sandvik AB (Capital Goods)	353,398
60,133	Scania AB Class B (Capital Goods)	1,030,511
226,362	Securitas AB Class B (Commercial & Professional Services)	1,760,104
17,964	SKF AB Class B (Capital Goods)	354,106
3,023	Swedbank AB Class A (Banks)	47,624

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Sweden – (continued)
4,356	Swedish Match AB (Food, Beverage & Tobacco)	$175,571
21,273	Volvo AB Class B (Capital Goods)	243,225

		10,748,134

Switzerland – 8.9%
299	Baloise Holding AG (Registered) (Insurance)	19,754
6,059	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	332,698
140,752	Credit Suisse Group AG (Registered) (Diversified Financials)*	2,575,346
12,671	Lonza Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	527,179
245,495	Nestle SA (Registered) (Food, Beverage & Tobacco)(a)(b)	14,650,619
90,968	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	5,086,141
4,243	Partners Group Holding AG (Diversified Financials)	754,628
39,580	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	6,836,772
211,494	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	1,150,881
468	The Swatch Group AG (Consumer Durables & Apparel)	184,973

		32,118,991

United Kingdom – 20.8%
31,231	AMEC PLC (Energy)	492,339
16,699	Anglo American PLC (Materials)	548,818
23,974	ARM Holdings PLC (Semiconductors & Semiconductor Equipment)	189,937
8,141	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	363,806
497,613	BAE Systems PLC (Capital Goods)	2,255,994
137,999	Balfour Beatty PLC (Capital Goods)	645,264
814,834	Barclays PLC (Banks)	2,082,106
159,938	BHP Billiton PLC (Materials)(a)(b)	4,545,826
263,560	BP PLC ADR (Energy)(a)	10,684,722
37,170	British American Tobacco PLC (Food, Beverage & Tobacco)	1,889,722
32,212	Burberry Group PLC (Consumer Durables & Apparel)	670,679
74,698	Capita PLC (Commercial & Professional Services)	767,568
14,057	Centrica PLC (Utilities)	70,284
34,431	Eurasian Natural Resources Corp. PLC (Materials)	224,718

Common Stocks – (continued)
United Kingdom – (continued)
164,460	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(a)	$7,494,442
20,127	Hammerson PLC (REIT)	139,785
628,335	HSBC Holdings PLC (Banks)(a)	5,536,785
180,356	ICAP PLC (Diversified Financials)	954,667
87,959	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	3,388,905
1,043,924	J Sainsbury PLC (Food & Staples Retailing)	4,933,739
7,484	Kazakhmys PLC (Materials)	84,853
48,213	Land Securities Group PLC (REIT)	558,590
1,709,079	Man Group PLC (Diversified Financials)	2,045,033
31,220	Marks & Spencer Group PLC (Retailing)	159,211
40,870	National Grid PLC (Utilities)	433,141
2,206	Reckitt Benckiser Group PLC (Household & Personal Products)	116,603
178,014	Reed Elsevier PLC (Media)	1,426,809
181,673	Resolution Ltd. (Insurance)	558,855
74,584	Rexam PLC (Materials)	492,249
69,301	Rio Tinto PLC (Materials)(a)	3,293,436
1,528,094	RSA Insurance Group PLC (Insurance)	2,594,073
26,767	Scottish & Southern Energy PLC (Utilities)	583,936
58,875	Segro PLC (REIT)	200,587
54,210	Standard Chartered PLC (Banks)	1,177,603
121,791	Standard Life PLC (Insurance)	445,929
69,044	The Weir Group PLC (Capital Goods)	1,659,109
683,544	TUI Travel PLC (Consumer Services)	1,817,204
31,202	Unilever PLC (Food, Beverage & Tobacco)	1,047,568
178,856	United Utilities Group PLC (Utilities)	1,894,656
3,233	Vedanta Resources PLC (Materials)	46,340
244,721	Vodafone Group PLC ADR (Telecommunication Services)	6,896,238

		75,412,129

TOTAL INVESTMENTS – 98.4%
(Cost $412,385,915)		$356,427,232

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.6%		5,805,961

NET ASSETS – 100.0%		$362,233,193

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of this security is held as collateral for call options written.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	111	September 2012	$3,167,610	$169,379
FTSE 100 Index	16	September 2012	1,383,975	24,762
TSE TOPIX Index	14	September 2012	1,346,844	106,951
TOTAL				$301,092

WRITTEN OPTIONS CONTRACTS — At June 30, 2012, the Fund had the following written options:

Call Options	Exercise Rate	Number of Contracts	Expiration Month	Value
EURO STOXX 50 Index	EUR 2,200	1,501	September 2012	$(2,556,748)
FTSE 100 Index	GBP 5,500	321	September 2012	(1,025,577)
Nikkei-225 Stock Average	JPY 8,750	250	September 2012	(1,485,582)
TOTAL (Premiums Received $3,971,965)		2,072		$(5,067,907)

For the six months ended June 30, 2012, the Fund had the following written options activity:

	Number of Contracts	Premiums Received
Contracts Outstanding December 31, 2011	1,599	$3,089,731
Contracts written	5,975	7,964,619
Contracts expired	(3,903)	(3,992,654)
Contracts bought to close	(1,599)	(3,089,731)
Contracts Outstanding June 30, 2012	2,072	$3,971,965

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 97.3%
Automobiles & Components – 0.1%
10,920	General Motors Co.*	$215,342

Banks – 2.6%
98,264	BB&T Corp.	3,031,444
6,865	Commerce Bancshares, Inc.	260,184
12,266	East West Bancorp, Inc.	287,760
87,622	First Niagara Financial Group, Inc.	670,308
9,931	Investors Bancorp, Inc.*	149,859
34,759	KeyCorp	269,035
12,887	M&T Bank Corp.	1,064,080
24,434	SunTrust Banks, Inc.	592,036
63,937	Wells Fargo & Co.	2,138,053

		8,462,759

Capital Goods – 4.6%
8,871	AGCO Corp.*	405,671
1,876	Alliant Techsystems, Inc.	94,869
2,594	American Science & Engineering, Inc.	146,431
24,472	Cubic Corp.	1,176,614
2,508	Emerson Electric Co.	116,823
18,586	Exelis, Inc.	183,258
61,982	General Electric Co.	1,291,705
6,350	Harsco Corp.	129,413
7,383	Honeywell International, Inc.	412,267
23,391	Illinois Tool Works, Inc.	1,237,164
21,935	Lockheed Martin Corp.	1,910,100
8,373	Moog, Inc. Class A*	346,223
15,799	MSC Industrial Direct Co., Inc. Class A	1,035,624
26,849	Mueller Industries, Inc.	1,143,499
2,966	Sauer-Danfoss, Inc.	103,602
183	Seaboard Corp.*	390,335
16,082	The Boeing Co.	1,194,893
18,029	United Technologies Corp.	1,361,730
30,916	Watsco, Inc.	2,281,601

		14,961,822

Commercial & Professional Services – 0.1%
9,970	Manpower, Inc.	365,401

Consumer Durables & Apparel – 0.6%
8,978	Arctic Cat, Inc.*	328,236
9,236	Blyth, Inc.(a)	319,196
19,831	Leggett & Platt, Inc.	419,029
18,116	Sturm, Ruger & Co., Inc.(a)	727,357
5,183	Vera Bradley, Inc.*(a)	109,258

		1,903,076

Consumer Services – 3.2%
5,291	Apollo Group, Inc. Class A*	191,481
19,782	Carnival Corp.	677,929
24,098	Coinstar, Inc.*(a)	1,654,569
62,464	Domino’s Pizza, Inc.	1,930,762
2,979	ITT Educational Services, Inc.*(a)	180,974
63,520	Marriott International, Inc. Class A	2,489,984
8,825	Marriott Vacations Worldwide Corp.*	273,399

Common Stocks – (continued)
Consumer Services – (continued)
43,623	Papa John’s International, Inc.*	$2,075,146
16,284	Starbucks Corp.	868,263

		10,342,507

Diversified Financials – 5.1%
6,552	American Express Co.	381,392
228,130	Bank of America Corp.	1,866,103
7,958	Capital One Financial Corp.	434,984
35,562	Cash America International, Inc.	1,566,151
5,182	Citigroup, Inc.	142,039
45,747	Discover Financial Services	1,581,931
9,055	Eaton Vance Corp.	244,032
24,831	Franklin Resources, Inc.	2,755,993
5,056	Greenhill & Co., Inc.	180,246
101,810	JPMorgan Chase & Co.	3,637,671
40,889	Morgan Stanley	596,571
32,845	PHH Corp.*	574,131
13,589	SEI Investments Co.	270,285
100,161	The Bank of New York Mellon Corp.	2,198,534
1,497	World Acceptance Corp.*	98,503

		16,528,566

Energy – 12.4%
11,478	Alon USA Energy, Inc.	97,104
1,588	Apache Corp.	139,569
79,071	Chevron Corp.	8,341,991
83,733	ConocoPhillips	4,679,000
14,409	Contango Oil & Gas Co.*	853,013
6,572	Delek US Holdings, Inc.	115,601
26,625	Devon Energy Corp.	1,543,984
36,624	Exterran Holdings, Inc.*	466,956
129,101	Exxon Mobil Corp.	11,047,173
51,205	Hess Corp.	2,224,857
49,437	HollyFrontier Corp.	1,751,553
115,123	Marathon Petroleum Corp.	5,171,325
31,214	Murphy Oil Corp.	1,569,752
6,809	Occidental Petroleum Corp.	584,008
8,711	Phillips 66*	289,554
9,388	Southwestern Energy Co.*	299,759
35,709	The Williams Companies, Inc.	1,029,133

		40,204,332

Food & Staples Retailing – 1.2%
44,471	SUPERVALU, Inc.(a)	230,360
5,081	The Pantry, Inc.*	74,691
121,559	Walgreen Co.	3,595,715

		3,900,766

Food, Beverage & Tobacco – 9.3%
18,842	Cal-Maine Foods, Inc.	736,722
106,455	Dean Foods Co.*	1,812,929
25,919	Lancaster Colony Corp.	1,845,692
34,433	Lorillard, Inc.	4,543,434
42,559	Molson Coors Brewing Co. Class B	1,770,880
25,391	PepsiCo, Inc.	1,794,128

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Food, Beverage & Tobacco – (continued)
9,928	Philip Morris International, Inc.	$866,317
423,023	Pilgrim’s Pride Corp.*(a)	3,024,614
101,379	Reynolds American, Inc.	4,548,876
79,472	Snyders-Lance, Inc.	2,005,079
31,008	The Boston Beer Co., Inc. Class A*(a)	3,751,968
7,112	The Hershey Co.	512,277
149,761	Tyson Foods, Inc. Class A	2,820,000

		30,032,916

Health Care Equipment & Services – 3.6%
25,332	Amedisys, Inc.*	315,383
14,393	AmerisourceBergen Corp.	566,365
1,970	Becton, Dickinson and Co.	147,257
8,463	Bio-Reference Labs, Inc.*	222,408
114,032	Boston Scientific Corp.*	646,561
9,027	Cardinal Health, Inc.	379,134
1,982	Chemed Corp.	119,792
44,781	DENTSPLY International, Inc.	1,693,170
43,406	Express Scripts Holding Co.*	2,423,357
30,026	Humana, Inc.	2,325,213
10,832	Lincare Holdings, Inc.	368,505
18,264	Magellan Health Services, Inc.*	827,907
27,757	Masimo Corp.*	621,202
4,686	Quest Diagnostics, Inc.	280,691
68,974	Skilled Healthcare Group, Inc. Class A*	433,157
2,964	WellPoint, Inc.	189,074

		11,559,176

Household & Personal Products – 2.1%
6,256	Herbalife Ltd.	302,353
108,548	The Procter & Gamble Co.	6,648,565

		6,950,918

Insurance – 1.0%
4,158	American Financial Group, Inc.	163,118
12,012	MetLife, Inc.	370,570
39,968	Primerica, Inc.	1,068,344
8,704	Reinsurance Group of America, Inc.	463,140
35,771	Symetra Financial Corp.	451,430
10,305	Unum Group	197,135
12,692	Validus Holdings Ltd.	406,525

		3,120,262

Materials – 2.0%
43,837	Buckeye Technologies, Inc.	1,248,916
2,092	Compass Minerals International, Inc.	159,578
24,689	Freeport-McMoRan Copper & Gold, Inc.	841,154
80,124	Kraton Performance Polymers, Inc.*	1,755,517
8,099	Newmont Mining Corp.	392,882
5,678	OM Group, Inc.*	107,882
26,428	Resolute Forest Products*(a)	306,036
3,717	Silgan Holdings, Inc.	158,679
14,199	The Dow Chemical Co.	447,269

Common Stocks – (continued)
Materials – (continued)
12,133	The Scotts Miracle-Gro Co. Class A	$498,909
43,088	Titanium Metals Corp.	487,325

		6,404,147

Media – 3.1%
10,919	Arbitron, Inc.	382,165
32,131	Cablevision Systems Corp. Class A	427,021
95,891	DIRECTV Class A*	4,681,399
13,342	Regal Entertainment Group Class A(a)	183,586
8,514	Scholastic Corp.	239,754
78,150	Time Warner, Inc.	3,008,775
25,873	Viacom, Inc. Class B	1,216,548

		10,139,248

Pharmaceuticals, Biotechnology & Life Sciences – 5.7%
6,737	Acorda Therapeutics, Inc.*	158,724
73,727	Amgen, Inc.	5,385,020
9,819	Biogen Idec, Inc.*	1,417,667
2,047	Bristol-Myers Squibb Co.	73,590
14,810	Celgene Corp.*	950,210
7,556	Charles River Laboratories International, Inc.*	247,534
7,242	Covance, Inc.*	346,530
44,436	Eli Lilly & Co.	1,906,749
58,092	Gilead Sciences, Inc.*	2,978,958
41,957	Jazz Pharmaceuticals PLC*	1,888,484
9,161	Momenta Pharmaceuticals, Inc.*	123,857
38,239	Pharmacyclics, Inc.*	2,088,232
32,757	Pozen, Inc.*	204,404
1,302	Questcor Pharmaceuticals, Inc.*	69,318
1,260	Regeneron Pharmaceuticals, Inc.*	143,917
7,526	Repros Therapeutics, Inc.*	68,336
7,325	United Therapeutics Corp.*	361,708

		18,413,238

Real Estate – 4.1%
13,954	Altisource Portfolio Solutions SA*	1,021,851
66,208	American Tower Corp. (REIT)	4,628,601
27,310	Annaly Capital Management, Inc. (REIT)	458,262
11,740	AvalonBay Communities, Inc. (REIT)	1,660,975
6,591	Boston Properties, Inc. (REIT)	714,267
10,215	Colony Financial, Inc. (REIT)	176,719
14,104	Equity Lifestyle Properties, Inc. (REIT)	972,753
32,035	Equity Residential (REIT)	1,997,703
3,698	Potlatch Corp. (REIT)	118,114
10,546	Rayonier, Inc. (REIT)	473,515
3,071	Simon Property Group, Inc. (REIT)	478,032
14,847	Zillow, Inc. Class A*(a)	573,624

		13,274,416

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Retailing – 6.8%
49,066	Best Buy Co., Inc.	$1,028,423
19,948	Big Lots, Inc.*	813,679
18,070	Dollar Tree, Inc.*	972,166
37,336	Express, Inc.*	678,395
20,778	Family Dollar Stores, Inc.	1,381,321
142,808	Francesca’s Holdings Corp.*	3,857,244
14,364	Group 1 Automotive, Inc.	655,142
61,274	HOT Topic, Inc.	593,745
5,255	J.C. Penney Co., Inc.	122,494
44,183	Lowe’s Companies, Inc.	1,256,565
1,881	Netflix, Inc.*	128,792
2,471	Priceline.com, Inc.*	1,642,029
103,401	Saks, Inc.*(a)	1,101,221
6,887	Select Comfort Corp.*	144,076
1,622	Target Corp.	94,384
63,975	The Buckle, Inc.(a)	2,531,491
12,560	The Finish Line, Inc. Class A	262,630
57,522	TJX Companies, Inc.	2,469,419
62,361	Zumiez, Inc.*	2,469,496

		22,202,712

Semiconductors & Semiconductor Equipment – 1.5%
14,528	Altera Corp.	491,628
55,188	Applied Materials, Inc.	632,454
64,337	Broadcom Corp. Class A*	2,174,591
55,331	Intel Corp.	1,474,571
11,314	Micrel, Inc.	107,822

		4,881,066

Software & Services – 12.4%
122,103	Activision Blizzard, Inc.	1,464,043
3,852	Blackbaud, Inc.	98,881
6,893	CA, Inc.	186,731
9,641	CommVault Systems, Inc.*	477,904
13,432	Computer Sciences Corp.	333,382
8,623	Cornerstone OnDemand, Inc.*	205,314
24,866	eBay, Inc.*	1,044,621
4,103	Facebook, Inc. Class A*	127,685
12,054	Google, Inc. Class A*	6,992,164
6,372	Imperva, Inc.*	183,641
16,603	International Business Machines Corp.	3,247,215
75,086	Intuit, Inc.	4,456,354
8,899	Lender Processing Services, Inc.	224,967
11,283	Mantech International Corp. Class A	264,812
1,559	Mastercard, Inc. Class A	670,541
223,893	Microsoft Corp.(b)	6,848,887
8,671	MicroStrategy, Inc. Class A*	1,126,016
222,561	Oracle Corp.	6,610,062
18,005	QLIK Technologies, Inc.*	398,270
11,653	RealNetworks, Inc.	100,682
15,325	Sapient Corp.	154,323
133,369	Symantec Corp.*	1,948,521
7,659	TeleTech Holdings, Inc.*	122,544

Common Stocks – (continued)
Software & Services – (continued)
11,322	Visa, Inc. Class A	$1,399,739
16,604	VMware, Inc. Class A*	1,511,628

		40,198,927

Technology Hardware & Equipment – 8.1%
19,802	Apple, Inc.*	11,564,368
20,860	Cisco Systems, Inc.	358,166
153,171	Dell, Inc.*	1,917,701
31,644	EchoStar Corp. Class A*	836,035
74,168	EMC Corp.*	1,900,926
47,638	Hewlett-Packard Co.	958,000
38,930	Ingram Micro, Inc. Class A*	680,155
69,020	NetApp, Inc.*	2,196,216
33,872	QUALCOMM, Inc.	1,885,993
22,691	Riverbed Technology, Inc.*	366,460
28,594	Seagate Technology PLC	707,130
20,355	Silicon Graphics International Corp.*(a)	130,679
69,278	Western Digital Corp.*	2,111,607
47,623	Xyratex Ltd.	538,616

		26,152,052

Telecommunication Services – 0.5%
14,598	AT&T, Inc.(b)	520,569
23,416	Telephone & Data Systems, Inc.	498,527
16,090	Verizon Communications, Inc.	715,039

		1,734,135

Transportation – 3.8%
75,223	Alaska Air Group, Inc.*	2,700,506
8,315	Allegiant Travel Co.*	579,389
12,840	Arkansas Best Corp.	161,784
7,030	C.H. Robinson Worldwide, Inc.	411,466
15,175	CSX Corp.	339,313
2,506	Expeditors International of Washington, Inc.	97,107
14,941	Hawaiian Holdings, Inc.*	97,266
67,516	Heartland Express, Inc.	966,154
14,240	Norfolk Southern Corp.	1,022,005
12,975	Republic Airways Holdings, Inc.*	72,011
61,416	SkyWest, Inc.	401,046
9,990	Union Pacific Corp.	1,191,907
34,578	United Parcel Service, Inc. Class B	2,723,363
72,413	Werner Enterprises, Inc.	1,729,947

		12,493,264

Utilities – 3.4%
105,130	Ameren Corp.	3,526,060
3,195	Avista Corp.	85,306
70,141	Consolidated Edison, Inc.	4,362,069
3,556	DTE Energy Co.	210,977
29,704	El Paso Electric Co.	984,985
14,359	Entergy Corp.	974,833

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Utilities – (continued)
1,860	Integrys Energy Group, Inc.	$105,778
8,993	NorthWestern Corp.	330,043
11,237	Public Service Enterprise Group, Inc.	365,203

		10,945,254

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $310,800,244)		$315,386,302

Shares	Rate	Value

Securities Lending Reinvestment Vehicle(c)(d) – 3.7%
Goldman Sachs Financial Square Money Market Fund – FST Shares
11,996,350	0.203%	$11,996,350
(Cost $11,996,350)

TOTAL INVESTMENTS – 101.0%
(Cost $322,796,594)		$327,382,652

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.0)%		(3,380,798)

NET ASSETS – 100.0%		$324,001,854

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviation:
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Russell 2000 Mini Index	8	September 2012	$636,320	$28,308
S&P 500 E-mini Index	96	September 2012	6,510,720	268,872
TOTAL				$297,180

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – 96.9%
Australia – 8.5%
34,067	Alumina Ltd. (Materials)	$27,942
45,568	Australia & New Zealand Banking Group Ltd. (Banks)	1,038,044
147,528	AWE Ltd. (Energy)*	204,821
297,497	Beach Energy Ltd. (Energy)	289,709
16,012	BHP Billiton Ltd. (Materials)	521,548
76,270	Coca-Cola Amatil Ltd. (Food, Beverage & Tobacco)	1,048,134
61,068	Commonwealth Bank of Australia (Banks)	3,344,370
270,471	Commonwealth Property Office Fund (REIT)	281,938
85,100	CSR Ltd. (Capital Goods)	122,778
128,430	Dexus Property Group (REIT)	122,895
64,386	DuluxGroup Ltd. (Materials)	199,902
59,683	Emeco Holdings Ltd. (Capital Goods)	53,916
164,738	Goodman Fielder Ltd. (Food, Beverage & Tobacco)	93,077
158,300	GPT Group (REIT)	535,459
7,206	Iluka Resources Ltd. (Materials)	85,048
44,365	Linc Energy Ltd. (Energy)*	31,955
42,538	New Hope Corp. Ltd. (Energy)	175,723
9,643	Newcrest Mining Ltd. (Materials)	224,403
71,893	NIB Holdings Ltd. (Insurance)	110,006
9,853	NRW Holdings Ltd. (Capital Goods)	30,859
74,219	OZ Minerals Ltd. (Materials)	605,530
21,249	Ramsay Health Care Ltd. (Health Care Equipment & Services)	493,726
11,690	RCR Tomlinson Ltd. (Capital Goods)	21,544
18,020	Rio Tinto Ltd. (Materials)	1,057,898
84,440	Sigma Pharmaceuticals Ltd. (Health Care Equipment & Services)	53,125
22,373	Sonic Healthcare Ltd. (Health Care Equipment & Services)	292,618
49,261	Suncorp Group Ltd. (Insurance)	411,628
12,089	Wesfarmers Ltd. (Food & Staples Retailing)	372,119
5,840	Westpac Banking Corp. (Banks)	127,524
14,008	Whitehaven Coal Ltd. (Energy)	60,222
4,914	Woodside Petroleum Ltd. (Energy)	157,474

		12,195,935

Austria – 0.1%
3,837	Oesterreichische Post AG (Transportation)	128,848
3,680	Telekom Austria AG (Telecommunication Services)	36,171

		165,019

Belgium – 0.9%
4,402	Anheuser-Busch InBev NV (Food, Beverage & Tobacco)	347,059
1,656	Befimmo SCA Sicafi (REIT)	94,089
15,013	Delhaize Group SA (Food & Staples Retailing)	549,954

Common Stocks – (continued)
Belgium – (continued)
3,899	Financiere de Tubize SA (Diversified Financials)	$147,487
5,004	Telenet Group Holding NV (Telecommunication Services)*	218,964

		1,357,553

Bermuda – 0.7%
67,212	Aquarius Platinum Ltd. (Materials)	49,331
66,411	Catlin Group Ltd. (Insurance)	443,188
40,839	Lancashire Holdings Ltd. (Insurance)	510,322

		1,002,841

China – 0.3%
285,000	Evergrande Real Estate Group Ltd. (Real Estate)	147,600
174,000	Foxconn International Holdings Ltd. (Technology Hardware & Equipment)*	63,567
260,500	Soho China Ltd. (Real Estate)	199,955

		411,122

Denmark – 1.1%
61	A.P. Moller - Maersk A/S Class B (Transportation)	400,009
1,332	Christian Hansen Holding A/S (Materials)	34,319
14,318	GN Store Nord A/S (Health Care Equipment & Services)	173,088
6,570	Novo Nordisk A/S Class B (Pharmaceuticals, Biotechnology & Life Sciences)	952,892
5,871	Pandora A/S (Consumer Durables & Apparel)(a)	55,124

		1,615,432

Finland – 0.7%
25,433	Kemira Oyj (Materials)(a)	298,201
8,246	Metso Oyj (Capital Goods)	284,315
134,603	Nokia Oyj (Technology Hardware & Equipment)(a)	274,589
2,077	Outotec Oyj (Capital Goods)	94,900

		952,005

France – 7.8%
15,366	Accor SA (Consumer Services)	481,530
4,562	Arkema SA (Materials)	299,123
45,152	AXA SA (Insurance)	603,624
44,910	BNP Paribas SA (Banks)	1,731,493
13,071	Compagnie de Saint-Gobain (Capital Goods)	482,963
649	Compagnie Generale des Etablissements Michelin Class B (Automobiles & Components)	42,462
10,269	Credit Agricole SA (Banks)*	45,311
703	Esso S.A.F. (Energy)	53,203
772	Fonciere Des Regions (REIT)	55,506

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
France – (continued)
72,582	France Telecom SA (Telecommunication Services)(a)	$954,337
3,407	Hermes International (Consumer Durables & Apparel)	1,046,776
8,214	Legrand SA (Capital Goods)	278,786
737	LVMH Moet Hennessy Louis Vuitton SA (Consumer Durables & Apparel)	112,164
4,968	Mercialys SA (REIT)	92,447
6,160	Pernod-Ricard SA (Food, Beverage & Tobacco)	658,702
4,026	Publicis Groupe SA (Media)(a)	184,123
3,196	Remy Cointreau SA (Food, Beverage & Tobacco)	351,131
2,667	Schneider Electric SA (Capital Goods)	148,242
31,933	Total SA (Energy)	1,437,271
230	Unibail-Rodamco SE (REIT)	42,368
3,246	Valeo SA (Automobiles & Components)	134,105
27,104	Veolia Environnement SA (Utilities)	343,223
85,567	Vivendi SA (Telecommunication Services)	1,589,911

		11,168,801

Germany – 7.8%
22,452	BASF SE (Materials)	1,561,187
4,397	Bayerische Motoren Werke AG (Automobiles & Components)	318,202
4,361	Bilfinger Berger SE (Commercial & Professional Services)	355,447
1,542	Cewe Color Holding AG (Commercial & Professional Services)	56,452
12,801	Daimler AG (Registered) (Automobiles & Components)	575,270
743	Deutsche Boerse AG (Diversified Financials)	40,086
135,235	Deutsche Post AG (Registered) (Transportation)	2,392,777
56,360	E.ON AG (Utilities)	1,217,891
50,118	Freenet AG (Telecommunication Services)	728,349
8,699	Gerry Weber International AG (Consumer Durables & Apparel)	359,811
1,234	Hannover Rueckversicherung AG (Registered) (Insurance)	73,508
1,331	Henkel AG & Co. KGaA (Household & Personal Products)	73,860
1,838	Henkel AG & Co. KGaA Preference Shares (Household & Personal Products)	122,127
6,087	Lanxess AG (Materials)	385,213
1,243	MTU Aero Engines Holding AG (Capital Goods)	91,484
10,502	ProSiebenSat.1 Media AG Preference Shares (Media)	235,426
13,652	SAP AG (Software & Services)	808,409

Common Stocks – (continued)
Germany – (continued)
18,613	United Internet AG (Registered) (Software & Services)	$319,977
2,447	Volkswagen AG (Automobiles & Components)	369,774
7,019	Volkswagen AG Preference Shares (Automobiles & Components)	1,112,006

		11,197,256

Hong Kong – 2.7%
126,800	AIA Group Ltd. (Insurance)	437,975
96,000	BOC Hong Kong Holdings Ltd. (Banks)	295,532
124,000	Champion REIT (REIT)	51,631
45,500	CLP Holdings Ltd. (Utilities)	386,698
44,082	Esprit Holdings Ltd. (Retailing)	57,097
32,000	First Pacific Co. Ltd. (Diversified Financials)	33,192
3,000	Guoco Group Ltd. (Diversified Financials)	23,255
18,200	Hang Seng Bank Ltd. (Banks)	250,213
7,300	Hong Kong Exchanges and Clearing Ltd. (Diversified Financials)	105,038
66,000	Hutchison Port Holdings Trust Class U (Transportation)	47,177
30,000	Hutchison Whampoa Ltd. (Capital Goods)	260,217
4,000	Li & Fung Ltd. (Retailing)	7,745
107,798	Noble Group Ltd. (Capital Goods)	96,321
10,000	Orient Overseas International Ltd. (Transportation)	49,045
32,500	Power Assets Holdings Ltd. (Utilities)	243,886
32,000	Regal Real Estate Investment Trust (REIT)	7,477
6,400	Sands China Ltd. (Consumer Services)	20,589
38,500	Shimao Property Holdings Ltd. (Real Estate)	59,674
111,000	SJM Holdings Ltd. (Consumer Services)	207,989
10,081	Sun Hung Kai Properties Ltd. (Real Estate)	119,852
45,000	Swire Pacific Ltd. Class A (Real Estate)	523,388
38,000	TAI Cheung Holdings (Real Estate)	26,032
65,000	Wheelock & Co. Ltd. (Real Estate)	246,988
108,800	Wynn Macau Ltd. (Consumer Services)	256,736
12,000	Yue Yuen Industrial Holdings Ltd. (Consumer Durables & Apparel)	37,729
55,000	Yuexiu Real Estate Investment (REIT)	26,548

		3,878,024

Ireland – 0.1%
33,032	C&C Group PLC (Food, Beverage & Tobacco)	141,945
3,276	CRH PLC (Materials)	63,204

		205,149

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Israel – 0.6%
3,616	Bank Hapoalim BM (Banks)	$11,152
29,349	Bezeq Israeli Telecommunication Corp. Ltd. (Telecommunication Services)	31,226
103	Delek Group Ltd. (Capital Goods)	15,336
909	Elbit Systems Ltd. (Capital Goods)	31,300
831	Israel Chemicals Ltd. (Materials)	9,194
10,272	Mizrahi Tefahot Bank Ltd. (Banks)*	80,142
209	NICE Systems Ltd. ADR (Software & Services)*	7,649
13,990	Teva Pharmaceutical Industries Ltd. ADR (Pharmaceuticals, Biotechnology & Life Sciences)	551,766
138	The Israel Corp. Ltd. (Materials)	78,042

		815,807

Italy – 1.8%
48,511	Banca Carige SpA (Banks)(a)	42,141
14,644	Banca Popolare di Sondrio Scarl (Banks)	89,348
9,350	De’Longhi SpA (Consumer Durables & Apparel)	90,024
433,131	Enel SpA (Utilities)(a)	1,398,519
35,900	Eni SpA (Energy)	762,701
2,186	Exor SpA (Diversified Financials)	46,995
2,298	Saipem SpA (Energy)	102,340

		2,532,068

Japan – 21.1%
4,700	A&D Co. Ltd. (Technology Hardware & Equipment)	18,173
3,900	Ai Holdings Corp. (Technology Hardware & Equipment)	21,187
9,000	Aichi Steel Corp. (Materials)	36,328
26,800	Alps Electric Co. Ltd. (Technology Hardware & Equipment)	189,271
21,000	Amada Co. Ltd. (Capital Goods)	124,253
3,100	Arc Land Sakamoto Co. Ltd. (Retailing)	48,742
48,000	Asahi Glass Co. Ltd. (Capital Goods)	323,818
4,100	Azbil Corp. (Technology Hardware & Equipment)	84,032
25,000	Bando Chemical Industries Ltd. (Capital Goods)	94,713
1,600	Belc Co. Ltd. (Food & Staples Retailing)	22,899
48	Central Japan Railway Co. (Transportation)	378,042
4,000	Century Tokyo Leasing Corp. (Diversified Financials)	75,005
17,000	Chino Corp. (Technology Hardware & Equipment)	45,149
10,600	Chubu Electric Power Co., Inc. (Utilities)	171,886
1,700	Coca-Cola West Co. Ltd. (Food, Beverage & Tobacco)	29,642
22,000	Daido Steel Co. Ltd. (Materials)	137,094

Common Stocks – (continued)
Japan – (continued)
102,000	Daihatsu Motor Co. Ltd. (Automobiles & Components)	$1,785,732
12,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	214,146
10,000	Dainippon Sumitomo Pharma Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	102,173
2,400	Daito Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	32,545
2,700	Daito Trust Construction Co. Ltd. (Real Estate)	255,939
30,000	Denki Kagaku Kogyo KK (Materials)	104,871
7	Dr. Ci:Labo Co. Ltd. (Household & Personal Products)	23,882
8,600	East Japan Railway Co. (Transportation)	540,004
4,700	EDION Corp. (Retailing)	23,600
3,400	Eisai Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	148,889
400	Fast Retailing Co. Ltd. (Retailing)	80,037
11,000	FIDEA Holdings Co. Ltd. (Banks)	21,582
47,400	FUJIFILM Holdings Corp. (Technology Hardware & Equipment)	898,050
49,000	Fujitsu Ltd. (Technology Hardware & Equipment)	234,500
2,400	Hokkaido Electric Power Co., Inc. (Utilities)	31,018
5,000	Hokkan Holdings Ltd. (Materials)	15,432
3,500	Hokuriku Electric Power Co. (Utilities)	54,502
42,800	Honda Motor Co. Ltd. (Automobiles & Components)	1,493,529
1,800	Idemitsu Kosan Co. Ltd. (Energy)	161,463
2,800	Information Services International-Dentsu Ltd. (Software & Services)	23,157
59	Inpex Corp. (Energy)	331,374
8,100	ITC Networks Corp. (Technology Hardware & Equipment)	64,762
1,200	ITOCHU-SHOKUHIN Co. Ltd. (Food & Staples Retailing)	44,695
24,200	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	716,941
4,000	JGC Corp. (Capital Goods)	115,965
15,000	Juki Corp. (Capital Goods)	25,251
8,000	Kamei Corp. (Capital Goods)	83,382
1,200	KAWADA TECHNOLOGIES, Inc. (Capital Goods)	17,037
46,000	Kawasaki Kisen Kaisha Ltd. (Transportation)*	91,372
51	KDDI Corp. (Telecommunication Services)	328,996
9,000	Kinki Sharyo Co. Ltd. (Capital Goods)	32,440
62,000	Kirin Holdings Co. Ltd. (Food, Beverage & Tobacco)	730,735
95,000	Kobe Steel Ltd. (Materials)	114,280

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
8,300	Komatsu Ltd. (Capital Goods)	$198,132
5,000	Konica Minolta Holdings, Inc. (Technology Hardware & Equipment)	39,390
1,200	KRS Corp. (Transportation)	13,216
3,000	Kyorin Holdings, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	63,278
2,000	Kyowa Hakko Kirin Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	20,598
6,500	Kyushu Electric Power Co., Inc. (Utilities)	77,111
6,000	Makino Milling Machine Co. Ltd. (Capital Goods)	36,608
2,800	Mandom Corp. (Household & Personal Products)	71,145
91,000	Marubeni Corp. (Capital Goods)	606,324
6,000	Marudai Food Co. Ltd. (Food, Beverage & Tobacco)	22,962
3,500	Matsumotokiyoshi Holdings Co. Ltd. (Food & Staples Retailing)	77,620
114,000	Mazda Motor Corp. (Automobiles & Components)*	155,240
45,500	Mitsubishi Chemical Holdings Corp. (Materials)	200,577
37,300	Mitsubishi Corp. (Capital Goods)	753,993
269,600	Mitsubishi UFJ Financial Group, Inc. (Banks)	1,291,621
970	Mitsubishi UFJ Lease & Finance Co. Ltd. (Diversified Financials)	40,348
7,000	Mitsuboshi Belting Co. Ltd. (Capital Goods)	33,329
17,000	Mitsui & Co. Ltd. (Capital Goods)	252,618
33,000	Mitsui Engineering & Shipbuilding Co. Ltd. (Capital Goods)	47,560
45,000	Mitsui Mining & Smelting Co. Ltd. (Materials)	98,721
1,200	Musashi Seimitsu Industry Co. Ltd. (Automobiles & Components)	23,037
93,800	Namco Bandai Holdings, Inc. (Consumer Durables & Apparel)	1,286,341
5,000	Nichiban Co. Ltd. (Commercial & Professional Services)	16,076
2,700	Nichi-iko Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	59,568
1,900	Nihon Eslead Corp. (Consumer Durables & Apparel)	16,273
2,500	Nintendo Co. Ltd. (Software & Services)	291,952
14,000	Nippon Chemical Industrial Co. Ltd. (Materials)	21,168
18,000	Nippon Electric Glass Co. Ltd. (Technology Hardware & Equipment)	107,506
8,200	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	382,370

Common Stocks – (continued)
Japan – (continued)
8,000	Nippon Thompson Co. Ltd. (Capital Goods)	$38,177
29,000	Nippon Yusen Kabushiki Kaisha (Transportation)	76,701
6,500	Nipro Corp. (Health Care Equipment & Services)	40,849
2,300	Nissin Kogyo Co. Ltd. (Automobiles & Components)	31,599
14,000	NOF Corp. (Materials)	69,940
1,300	Nomura Real Estate Holdings, Inc. (Real Estate)	23,806
49	Nomura Real Estate Office Fund, Inc. (REIT)	276,421
3,100	NS Solutions Corp. (Software & Services)	53,150
23,000	NSK Ltd. (Capital Goods)	149,028
100	NTT Data Corp. (Software & Services)	306,926
180	NTT DoCoMo, Inc. (Telecommunication Services)	299,520
2,300	Olympus Corp. (Health Care Equipment & Services)*	37,271
10,000	Pacific Metals Co. Ltd. (Materials)	41,145
6,200	Riken Keiki Co. Ltd. (Technology Hardware & Equipment)	39,654
124,200	Round One Corp. (Consumer Services)	662,966
11,000	Ryobi Ltd. (Capital Goods)	35,226
18,000	Sanden Corp. (Automobiles & Components)	63,790
4,300	Sankyo Seiko Co. Ltd. (Retailing)	14,170
5,100	SCSK Corp. (Software & Services)	74,114
1,600	Seikagaku Corp. (Pharmaceuticals, Biotechnology & Life Sciences)	15,674
13,500	Seven & I Holdings Co. Ltd. (Food & Staples Retailing)	406,962
3,000	Shikoku Electric Power Co., Inc. (Utilities)	63,772
13,000	Shinmaywa Industries Ltd. (Capital Goods)	64,442
11,800	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	160,442
19,400	Shiseido Co. Ltd. (Household & Personal Products)	306,124
3	SKY Perfect JSAT Holdings, Inc. (Media)	1,351
11,000	Softbank Corp. (Telecommunication Services)	409,461
1,300	SRA Holdings (Software & Services)	14,669
74,000	Sumitomo Corp. (Capital Goods)	1,035,394
79,200	Sumitomo Electric Industries Ltd. (Capital Goods)	986,902
48,000	Sumitomo Heavy Industries Ltd. (Capital Goods)	216,142
59,900	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,978,792
140,000	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	418,407

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
8,000	Sumitomo Precision Products Co. Ltd. (Capital Goods)	$43,857
2,100	T&D Holdings, Inc. (Insurance)	22,371
3,000	Taiyo Nippon Sanso Corp. (Materials)	17,528
2,400	Takara Leben Co. Ltd. (Real Estate)	20,721
46,900	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,129,348
15,000	Tanseisha Co. Ltd. (Commercial & Professional Services)	44,775
39,000	Teijin Ltd. (Materials)	118,722
3,500	The Chugoku Electric Power Co., Inc. (Utilities)	57,725
112	The Dai-ichi Life Insurance Co. Ltd. (Insurance)	129,711
11,100	The Kansai Electric Power Co., Inc. (Utilities)	133,117
46,000	The Nishi-Nippon City Bank Ltd. (Banks)	111,683
6,000	The Nisshin Oillio Group Ltd. (Food, Beverage & Tobacco)	25,312
5,000	Toagosei Co. Ltd. (Materials)	19,561
5,100	Tohoku Electric Power Co., Inc. (Utilities)*	51,244
6,000	Toko Electric Corp. (Capital Goods)	24,927
6,900	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	323,575
12,000	Tokyu Land Corp. (Real Estate)	59,565
9,000	Tonami Holdings Co. Ltd. (Transportation)	18,691
3,000	Topre Corp. (Automobiles & Components)	28,975
61,000	Tosoh Corp. (Materials)	166,358
28,500	Toyota Motor Corp. (Automobiles & Components)	1,150,323
3,400	Tv Tokyo Holdings Corp. (Media)	39,444
1,390	Yamada Denki Co. Ltd. (Retailing)	71,166
6,000	YASKAWA Electric Corp. (Technology Hardware & Equipment)	45,712

		30,314,595

Luxembourg – 0.3%
27,186	ArcelorMittal (Materials)	415,932
615	RTL Group SA (Media)	56,815

		472,747

Mexico – 0.1%
3,759	Fresnillo PLC (Materials)	86,103

Netherlands – 4.6%
9,033	ASML Holding NV (Semiconductors & Semiconductor Equipment)	463,900
1,901	Heineken Holding NV (Food, Beverage & Tobacco)	85,148
24,699	Heineken NV (Food, Beverage & Tobacco)	1,287,971

Common Stocks – (continued)
Netherlands – (continued)
55,495	ING Groep NV CVA (Diversified Financials)*	$372,044
97,863	Koninklijke Ahold NV (Food & Staples Retailing)	1,212,259
4,316	Koninklijke KPN NV (Telecommunication Services)	41,269
53,758	Royal Dutch Shell PLC Class A (Energy)	1,814,201
39,313	Royal Dutch Shell PLC Class B (Energy)	1,372,956

		6,649,748

New Zealand – 0.1%
11,620	SKYCITY Entertainment Group Ltd. (Consumer Services)	31,744
53,681	Telecom Corp. of New Zealand Ltd. (Telecommunication Services)	103,719

		135,463

Norway – 1.5%
2,335	Aker ASA Class A (Diversified Financials)	64,758
9,195	Aker Solutions ASA (Energy)	130,471
12,444	DNB ASA (Banks)	123,737
14,146	Gjensidige Forsikring ASA (Insurance)	164,817
48,166	Statoil ASA (Energy)	1,148,688
172,000	STX OSV Holdings Ltd. (Capital Goods)	205,460
22,867	Telenor ASA (Telecommunication Services)	382,297

		2,220,228

Portugal – 0.2%
382,828	Banco Comercial Portugues SA Class R (Banks)*	47,642
46,617	Brisa Auto-Estradas de Portugal SA (Transportation)*	149,511
7,886	Jeronimo Martins, SGPS, SA (Food & Staples Retailing)	133,327

		330,480

Singapore – 1.6%
10,000	AIMS AMP Capital Industrial REIT (REIT)	9,517
78,000	CapitaCommercial Trust (REIT)	78,451
4,000	CDL Hospitality Trusts (REIT)	6,187
20,000	Cityspring Infrastructure Trust (Utilities)	6,336
29,000	ComfortDelGro Corp. Ltd. (Transportation)	35,513
62,596	DBS Group Holdings Ltd. (Banks)	691,416
80,000	Fortune Real Estate Investment Trust (REIT)	48,032
1,000	Fraser and Neave Ltd. (Capital Goods)	5,568
5,000	Genting Singapore PLC (Consumer Services)	5,617

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Singapore – (continued)
4,000	Great Eastern Holdings Ltd. (Insurance)	$40,381
10,000	Ho Bee Investment Ltd. (Real Estate)	9,240
5,000	Jardine Cycle & Carriage Ltd. (Retailing)	184,281
2,000	Keppel Corp. Ltd. (Capital Goods)	16,385
13,000	Oversea-Chinese Banking Corp. Ltd. (Banks)	90,908
5,000	SATS Ltd. (Transportation)	10,633
13,000	SembCorp Industries Ltd. (Capital Goods)	53,210
14,000	Singapore Airlines Ltd. (Transportation)	115,444
5,000	Singapore Technologies Engineering Ltd. (Capital Goods)	12,326
131,000	Singapore Telecommunications Ltd. (Telecommunication Services)	343,058
5,000	United Overseas Bank Ltd. (Banks)	74,248
93,000	UOL Group Ltd. (Real Estate)	364,553
4,000	Venture Corp. Ltd. (Technology Hardware & Equipment)	24,833
31,000	Wilmar International Ltd. (Food, Beverage & Tobacco)	89,385

		2,315,522

Spain – 2.7%
16,007	Banco Bilbao Vizcaya Argentaria SA (Banks)	114,312
277,534	Banco Santander SA (Banks)	1,835,958
58,606	Bankia SA (Banks)*(a)	68,576
19,143	Endesa SA (Utilities)	336,170
8,639	Inditex SA (Retailing)	892,972
35,091	Mapfre SA (Insurance)(a)	71,388
34,697	Repsol YPF SA (Energy)	557,758

		3,877,134

Sweden – 2.8%
3,884	Hennes & Mauritz AB Class B (Retailing)	139,412
3,089	Industrial & Financial Systems AB Class B (Software & Services)	48,339
3,293	Investor AB Class A (Diversified Financials)	60,633
3,398	Kinnevik Investment AB Class B (Diversified Financials)	68,206
9,620	Skandinaviska Enskilda Banken AB Class A (Banks)	62,477
18,258	Swedbank AB Class A (Banks)	287,636
73,013	Swedish Match AB (Food, Beverage & Tobacco)	2,942,830
41,008	Telefonaktiebolaget LM Ericsson Class B (Technology Hardware & Equipment)	375,212
5,038	Trelleborg AB Class B (Capital Goods)	46,485

		4,031,230

Common Stocks – (continued)
Switzerland – 9.3%
17,450	Actelion Ltd. (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	$717,758
24,746	Adecco SA (Registered) (Commercial & Professional Services)*	1,100,450
320	Bucher Industries AG (Registered) (Capital Goods)	51,108
6,395	Compagnie Financiere Richemont SA Class A (Consumer Durables & Apparel)	351,148
77	Galenica AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	48,984
281	Inficon Holding AG (Registered) (Technology Hardware & Equipment)*	57,196
10,031	Julius Baer Group Ltd. (Diversified Financials)*	363,691
25,400	Nestle SA (Registered) (Food, Beverage & Tobacco)	1,515,818
8,845	Novartis AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)	494,536
3,418	PSP Swiss Property AG (Registered) (Real Estate)*	301,649
23,747	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	4,113,916
1,058	Schindler Holding AG (Capital Goods)	118,291
21,675	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	117,948
7,034	Swiss Life Holding AG (Registered) (Insurance)*	662,974
29,148	Swiss Re AG (Insurance)*	1,837,543
2,852	Tecan Group AG (Registered) (Pharmaceuticals, Biotechnology & Life Sciences)*	196,814
66,712	UBS AG (Registered) (Diversified Financials)*	780,676
61	Vetropack Holding AG (Materials)	107,135
147	Walter Meier AG (Registered) (Capital Goods)	33,706
29,479	Xstrata PLC (Materials)	370,651

		13,341,992

United Kingdom – 19.5%
25,776	African Barrick Gold PLC (Materials)	156,715
13,236	Aggreko PLC (Commercial & Professional Services)	430,444
20,350	AMEC PLC (Energy)	320,806
15,267	Anglo American PLC (Materials)	501,755
14,582	Antofagasta PLC (Materials)	249,438
19,178	AstraZeneca PLC (Pharmaceuticals, Biotechnology & Life Sciences)	857,020
52,831	Aviva PLC (Insurance)	226,220
45,225	BAE Systems PLC (Capital Goods)	205,033

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2012 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
United Kingdom – (continued)
8,071	Berendsen PLC (Commercial & Professional Services)	$63,286
50,037	BG Group PLC (Energy)	1,024,331
24,182	BHP Billiton PLC (Materials)	687,311
22,552	BP PLC ADR (Energy)	914,258
56,762	British American Tobacco PLC (Food, Beverage & Tobacco)	2,885,778
9,453	British Land Co. PLC (REIT)	75,695
240,063	BT Group PLC Class A (Telecommunication Services)	795,456
9,476	BTG PLC (Pharmaceuticals, Biotechnology & Life Sciences)*	60,597
1,386	Burberry Group PLC (Consumer Durables & Apparel)	28,858
183,976	Cable & Wireless Worldwide PLC (Telecommunication Services)	109,203
42,038	Capital Shopping Centres Group PLC (REIT)	212,370
16,003	Cobham PLC (Capital Goods)	58,301
3,463	Consort Medical PLC (Health Care Equipment & Services)	38,262
5,380	Croda International PLC (Materials)	191,152
7,221	Dechra Pharmaceuticals PLC (Pharmaceuticals, Biotechnology & Life Sciences)	54,963
20,514	Diageo PLC (Food, Beverage & Tobacco)	528,748
37,331	Drax Group PLC (Utilities)	328,402
11,324	easyJet PLC (Transportation)	94,377
89,804	Eurasian Natural Resources Corp. PLC (Materials)	586,116
23,168	GKN PLC (Automobiles & Components)	65,685
38,022	GlaxoSmithKline PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)(b)	1,732,663
9,621	Go-Ahead Group PLC (Transportation)	181,633
27,350	Greene King PLC (Consumer Services)	236,087
235,041	Home Retail Group PLC (Retailing)(a)	312,212
335,567	HSBC Holdings PLC (Banks)	2,956,961
8,871	IG Group Holdings PLC (Diversified Financials)	66,676
47,713	Imperial Tobacco Group PLC (Food, Beverage & Tobacco)	1,838,298
83,200	Intermediate Capital Group PLC (Diversified Financials)	352,618
27,340	John Wood Group PLC (Energy)	294,882
14,950	Micro Focus International PLC (Software & Services)	124,453
6,857	Mucklow A & J Group PLC (REIT)	39,627
166,864	National Grid PLC (Utilities)	1,768,429
44,965	Paragon Group of Companies PLC (Banks)	117,866
2,607	Pearson PLC (Media)	51,727
40,619	Pennon Group PLC (Utilities)	486,213
53,610	Petrofac Ltd. (Energy)	1,170,161

Common Stocks – (continued)
United Kingdom – (continued)
1,110	Randgold Resources Ltd. (Materials)	$99,658
4,985	Reckitt Benckiser Group PLC (Household & Personal Products)	263,492
12,705	Resolution Ltd. (Insurance)	39,083
14,026	Rio Tinto PLC (Materials)	666,567
40,613	Standard Chartered PLC (Banks)	882,235
118,444	Tate & Lyle PLC (Food, Beverage & Tobacco)	1,202,908
26,620	Tetragon Financial Group Ltd. (Diversified Financials)	196,803
12,624	Tullow Oil PLC (Energy)	291,773
22,400	Vodafone Group PLC ADR (Telecommunication Services)(b)	631,232
11,452	Whitbread PLC (Consumer Services)	364,128

		28,118,965

United States – 0.0%
11,134	ResMed, Inc. CDI (Health Care Equipment & Services)*	35,243
3,525	Sims Metal Management Ltd. (Materials)	34,911

		70,154

TOTAL COMMON STOCKS
(Cost $150,045,513)		$139,461,373

Investment Companies – 0.1%
Australia – 0.0%
8,391	Challenger Infrastructure Fund Class A	$11,290

Switzerland – 0.1%
1,843	HBM BioVentures AG Class A*	93,172

TOTAL INVESTMENT COMPANIES
(Cost $92,835)		$104,462

Units	Description	Expiration Month	Value

Right* – 0.0%
Australia – 0.0%
11,248	Ten Network Holdings (Media)	07/12	$—
(Cost $0)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $150,138,348)			$139,565,835

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Rate	Value
Securities Lending Reinvestment Vehicle(c)(d) – 2.4%
Goldman Sachs Financial Square Money Market Fund – FST Shares
3,407,487	0.203%	$3,407,487
(Cost $3,407,487)

TOTAL INVESTMENTS – 99.4%
(Cost $153,545,835)		$142,973,322

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.6%		858,815

NET ASSETS – 100.0%		$143,832,137

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	All or a portion of security is on loan.
(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.
(c)	Variable rate security. Interest rate disclosed is that which is in effect at June 30, 2012.
(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
CDI	—CHESS Depositary Interest
CVA	—Dutch Certification
REIT	—Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2012, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
EURO STOXX 50 Index	62	September 2012	$1,769,296	$94,608
FTSE 100 Index	9	September 2012	778,486	13,929
SPI 200 Index	3	September 2012	311,425	1,415
TSE TOPIX Index	7	September 2012	673,422	53,475
TOTAL				$163,427

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2012 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $1,054,810,559, $412,385,915, $310,800,244 and $150,138,348)(a)	$1,059,544,408	$356,427,232	$315,386,302	$139,565,835
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	—	—	11,996,350	3,407,487
Cash	52,515,731	519,971	8,654,224	1,524,899
Foreign currencies, at value (cost $0, $11,359,879, $0 and $2,668,503)	—	11,458,833	—	2,676,880
Receivables:
Dividends	2,503,254	1,292,510	280,214	278,139
Fund shares sold	2,295,207	534,587	5,096	2,042
Futures variation margin	1,020,000	192,775	182,000	103,134
Investments sold	—	—	—	60,703
Foreign tax reclaims	—	584,673	—	129,175
Securities lending income	—	—	14,417	24,580
Due from custodian	—	—	—	30,016
Reimbursement from investment adviser	—	21,881	31,310	63,346
Other assets	4,110	1,602	1,487	726
Total assets	1,117,882,710	371,034,064	336,551,400	147,866,962

Liabilities:
Payables:
Written options, at value (premiums received $11,886,495, $3,971,965, $0 and $0)	12,351,000	5,067,907	—	—
Payable upon return of securities loaned	—	—	11,996,350	3,407,487
Fund shares redeemed	3,215,656	3,267,136	125,646	276,992
Amounts owed to affiliates	764,865	311,847	199,654	105,198
Investments purchased	—	5,552	—	68,346
Accrued expenses and other liabilities	122,173	148,429	227,896	176,802
Total liabilities	16,453,694	8,800,871	12,549,546	4,034,825

Net Assets:
Paid-in capital	1,087,739,801	430,212,910	337,461,889	191,475,827
Undistributed (distributions in excess of) net investment income	(186,351)	(375,183)	1,467,509	2,486,833
Accumulated net realized gain (loss)	8,112,845	(10,953,626)	(19,810,782)	(39,798,567)
Net unrealized gain (loss)	5,762,721	(56,650,908)	4,883,238	(10,331,956)
NET ASSETS	$1,101,429,016	$362,233,193	$324,001,854	$143,832,137
Net Assets:
Class A	$143,584,462	$207,911,248	$46,654,862	$31,055,621
Class B	—	—	757,905	—
Class C	35,032,034	1,511,174	8,234,773	19,170
Institutional	907,876,848	151,799,159	267,757,062	112,741,687
Service	—	—	37,516	—
Class IR	14,935,672	1,011,612	559,736	15,659
Total Net Assets	$1,101,429,016	$362,233,193	$324,001,854	$143,832,137
Shares outstanding $0.001 par value (unlimited shares authorized):
Class A	14,495,069	31,813,893	4,303,717	4,541,196
Class B	—	—	72,378	—
Class C	3,540,416	236,072	791,847	2,822
Institutional	91,833,055	23,522,470	24,306,945	16,487,574
Service	—	—	3,438	—
Class IR	1,509,043	156,952	50,805	2,289
Net asset value, offering and redemption price per share:(b)
Class A	$9.91	$6.54	$10.84	$6.84
Class B	—	—	10.47	—
Class C	9.89	6.40	10.40	6.79
Institutional	9.89	6.45	11.02	6.84
Service	—	—	10.91	—
Class IR	9.90	6.45	11.02	6.84

(a)	Includes loaned securities having a market value of $12,060,597 and $3,373,284 for the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.
(b)	Maximum public offering price per share for Class A Shares of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds is $10.49, $6.92, $11.47 and $7.24, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2012 (Unaudited)

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
Investment income:
Dividends (net of foreign taxes withheld of $20,433, $764,939, $473 and $247,695)	$15,877,864	$9,340,627	$2,662,753	$3,175,430
Interest	—	5,032	—	1,234
Securities lending income — affiliated issuer	—	—	39,744	113,256
Total investment income	15,877,864	9,345,659	2,702,497	3,289,920

Expenses:
Management fees	3,696,053	1,426,498	1,096,889	599,503
Transfer Agent fees(a)	310,535	231,533	107,288	53,577
Distribution and Service fees(a)	278,156	271,006	108,311	42,337
Custody and accounting fees	57,016	90,166	33,985	134,601
Professional fees	45,833	56,973	38,871	50,122
Registration fees	40,864	28,103	46,556	33,613
Printing and mailing costs	25,923	18,179	14,448	12,506
Trustee fees	8,705	8,337	8,231	8,030
Service share fees — Service Plan	—	—	48	—
Service share fees — Shareholder Administration Plan	—	—	48	—
Other	12,057	5,518	7,811	3,498
Total expenses	4,475,142	2,136,313	1,462,486	937,787
Less — expense reductions	(36,912)	(115,427)	(226,445)	(261,749)
Net expenses	4,438,230	2,020,886	1,236,041	676,038
NET INVESTMENT INCOME	11,439,634	7,324,773	1,466,456	2,613,882

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	8,648,089	(8,133,553)	27,249,385	11,076,237
Futures contracts	3,021,963	(1,121,460)	321,367	23,163
Foreign currency transactions	—	(258,333)	—	42,333
Written options	(9,175,670)	(3,589,187)	—	—
Net change in unrealized gain (loss) on:
Investments	39,556,221	5,347,376	(1,936,210)	(9,468,680)
Futures contracts	339,211	364,065	212,642	93,517
Foreign currency translation	—	140,351	—	24,041
Written options	1,815,212	(593,472)	—	—
Net realized and unrealized gain (loss)	44,205,026	(7,844,213)	25,847,184	1,790,611
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$55,644,660	$(519,440)	$27,313,640	$4,404,493

(a)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	$144,117	$–	$134,039	$109,530	$—	$25,468	$167,709	$—	$7,828
International Equity Dividend and Premium	262,989	–	8,017	199,874	—	1,523	27,488	—	2,648
Structured Tax-Managed Equity	62,119	4,110	42,082	47,211	781	7,996	50,776	7	517
Structured International Tax-Managed Equity	42,240	–	97	32,102	—	19	21,448	—	8

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	U.S. Equity Dividend and Premium Fund
	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011
From operations:
Net investment income	$11,439,634	$13,284,144
Net realized gain (loss)	2,494,382	57,946,168
Net change in unrealized gain (loss)	41,710,644	(39,096,864)
Net increase (decrease) in net assets resulting from operations	55,644,660	32,133,448

Distributions to shareholders:
From net investment income
Class A Shares	(1,327,119)	(984,531)
Class B Shares	—	—
Class C Shares	(207,997)	(183,459)
Institutional Shares	(10,382,366)	(13,404,374)
Service Shares	—	—
Class IR Shares	(143,874)	(10,870)
From net realized gains
Class A Shares	—	(1,734,528)
Class C Shares	—	(429,956)
Institutional Shares	—	(16,786,388)
Class IR Shares	—	(17,446)
Total distributions to shareholders	(12,061,356)	(33,551,552)

From share transactions:
Proceeds from sales of shares	376,345,573	433,976,555
Reinvestment of distributions	10,243,358	28,446,394
Cost of shares redeemed	(106,237,653)	(139,506,635)
Net increase (decrease) in net assets resulting from share transactions	280,351,278	322,916,314
TOTAL INCREASE (DECREASE)	323,934,582	321,498,210

Net assets:
Beginning of period	777,494,434	455,996,224
End of period	$1,101,429,016	$777,494,434
Undistributed (distributions in excess of) net investment income	$(186,351)	$435,371

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

International Equity Dividend and Premium Fund		Structured Tax-Managed Equity Fund		Structured International Tax-Managed Equity Fund
For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011	For the Six Months Ended June 30, 2012 (Unaudited)	For the Fiscal Year Ended December 31, 2011

$7,324,773	$9,391,764	$1,466,456	$3,734,542	$2,613,882	$4,370,279
(13,102,533)	19,425,290	27,570,752	24,826,176	11,141,733	21,180,122
5,258,320	(76,319,786)	(1,723,568)	(19,826,325)	(9,351,122)	(48,122,324)
(519,440)	(47,502,732)	27,313,640	8,734,393	4,404,493	(22,571,923)

(4,100,485)	(5,792,943)	—	(449,162)	—	(1,212,372)
—	—	—	(1,697)	—	—
(24,752)	(32,511)	—	(23,948)	—	(413)
(3,162,234)	(4,224,385)	—	(3,381,300)	—	(3,365,439)
—	—	—	(311)	—	—
(54,012)	(166)	—	(16)	—	(33)

—	(9,660,352)	—	—	—	—
—	(76,476)	—	—	—	—
—	(6,254,691)	—	—	—	—
—	(1,806)	—	—	—	—
(7,341,483)	(26,043,330)	—	(3,856,434)	—	(4,578,257)

111,195,736	212,956,436	51,857,354	92,300,453	24,407,339	65,285,477
7,063,188	25,568,327	—	3,818,158	—	4,574,927
(38,068,114)	(132,417,462)	(42,692,490)	(117,208,378)	(27,002,220)	(62,170,343)
80,190,810	106,107,301	9,164,864	(21,089,767)	(2,594,881)	7,690,061
72,329,887	32,561,239	36,478,504	(16,211,808)	1,809,612	(19,460,119)

289,903,306	257,342,067	287,523,350	303,735,158	142,022,525	161,482,644
$362,233,193	$289,903,306	$324,001,854	$287,523,350	$143,832,137	$142,022,525
$(375,183)	$(358,473)	$1,467,509	$1,053	$2,486,833	$(127,049)

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$9.39	$0.10		$0.52	$0.62	$(0.10)	$—	$(0.10)
2012 - C	9.38	0.06		0.52	0.58	(0.07)	—	(0.07)
2012 - Institutional	9.37	0.12		0.52	0.64	(0.12)	—	(0.12)
2012 - IR	9.38	0.11		0.52	0.63	(0.11)	—	(0.11)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	9.38	0.18	(d)	0.27	0.45	(0.19)	(0.25)	(0.44)
2011 - C	9.38	0.11	(d)	0.27	0.38	(0.13)	(0.25)	(0.38)
2011 - Institutional	9.36	0.22	(d)	0.27	0.49	(0.23)	(0.25)	(0.48)
2011 - IR	9.38	0.21	(d)	0.26	0.47	(0.22)	(0.25)	(0.47)
2010 - A	8.29	0.16	(e)	1.08	1.24	(0.15)	—	(0.15)
2010 - C	8.29	0.13	(e)	1.05	1.18	(0.09)	—	(0.09)
2010 - Institutional	8.28	0.26	(e)	1.01	1.27	(0.19)	—	(0.19)
2010 - IR (Commenced August 31, 2010)	8.06	0.11	(e)	1.30	1.41	(0.09)	—	(0.09)
2009 - A	6.86	0.13		1.43	1.56	(0.13)	—	(0.13)
2009 - C	6.87	0.08		1.42	1.50	(0.08)	—	(0.08)
2009 - Institutional	6.85	0.17		1.42	1.59	(0.16)	—	(0.16)
2008 - A	10.34	0.19		(3.46)	(3.27)	(0.19)	(0.02)	(0.21)
2008 - C	10.35	0.12		(3.46)	(3.34)	(0.12)	(0.02)	(0.14)
2008 - Institutional	10.34	0.23		(3.47)	(3.24)	(0.23)	(0.02)	(0.25)
2007 - A	10.97	0.29	(f)	0.05	0.34	(0.29)	(0.68)	(0.97)
2007 - C	10.99	0.20	(f)	0.06	0.26	(0.22)	(0.68)	(0.90)
2007 - Institutional	10.97	0.33	(f)	0.06	0.39	(0.34)	(0.68)	(1.02)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.12% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.56% of average net assets.
(f)	Reflects income recognized from non-recurring special dividends which amounted to $0.05 per share and 0.43% of average net assets.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(g)

$9.91	6.59%	$143,584	1.22	%(c)	1.23	%(c)	2.03	%(c)	18%
9.89	6.14	35,032	1.97	(c)	1.98	(c)	1.28	(c)	18
9.89	6.79	907,877	0.82	(c)	0.83	(c)	2.38	(c)	18
9.90	6.74	14,936	0.97	(c)	0.98	(c)	2.28	(c)	18

9.39	4.90	70,499	1.24		1.25		1.94	(d)	90
9.38	4.03	17,378	1.99		2.00		1.14	(d)	90
9.37	5.31	688,194	0.84		0.85		2.29	(d)	90
9.38	5.05	1,425	0.99		1.00		2.20	(d)	90
9.38	15.07	37,112	1.24		1.26		1.84	(e)	140
9.38	14.32	10,851	1.99		2.01		1.52	(e)	140
9.36	15.53	408,032	0.84		0.86		2.95	(e)	140
9.38	17.53	1	0.99	(c)	1.01	(c)	4.04	(c)(e)	140
8.29	23.03	139,340	1.24		1.30		1.85		125
8.29	21.93	9,540	1.99		2.05		1.10		125
8.28	23.55	147,446	0.84		0.90		2.30		125
6.86	(31.86)	115,172	1.24		1.29		2.12		61
6.87	(32.36)	8,577	1.99		2.04		1.37		61
6.85	(31.65)	75,190	0.84		0.89		2.62		61
10.34	2.99	240,787	1.24		1.26		2.57	(f)	53
10.35	2.19	16,209	1.99		2.01		1.78	(f)	53
10.34	3.39	82,388	0.84		0.86		2.90	(f)	53

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$6.60	$0.14	(b)	$(0.07)	$0.07	$(0.13)	$—	$—	$(0.13)
2012 - C	6.47	0.11	(b)	(0.08)	0.03	(0.10)	—	—	(0.10)
2012 - Institutional	6.52	0.15	(b)	(0.08)	0.07	(0.14)	—	—	(0.14)
2012 - IR	6.52	0.19	(b)	(0.13)	0.06	(0.13)	—	—	(0.13)

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	8.17	0.21	(d)	(1.20)	(0.99)	(0.23)	(0.35)	—	(0.58)
2011 - C	8.02	0.16	(d)	(1.19)	(1.03)	(0.17)	(0.35)	—	(0.52)
2011 - Institutional	8.07	0.24	(d)	(1.18)	(0.94)	(0.26)	(0.35)	—	(0.61)
2011 - IR	8.06	0.24	(d)	(1.18)	(0.94)	(0.25)	(0.35)	—	(0.60)
2010 - A	7.86	0.16	(b)	0.41	0.57	(0.14)	(0.12)	—	(0.26)
2010 - C	7.73	0.10	(b)	0.41	0.51	(0.10)	(0.12)	—	(0.22)
2010 - Institutional	7.76	0.18	(b)	0.42	0.60	(0.17)	(0.12)	—	(0.29)
2010 - IR (Commenced August 31, 2010)	7.08	0.04	(b)	1.10	1.14	(0.04)	(0.12)	—	(0.16)
2009 - A	6.36	0.09	(b)	1.53	1.62	(0.12)	—	—	(0.12)
2009 - C	6.28	0.02	(b)	1.52	1.54	(0.09)	—	—	(0.09)
2009 - Institutional	6.30	0.14	(b)	1.47	1.61	(0.15)	—	—	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.18	(b)	(3.55)	(3.37)	(0.21)	—	(0.06)	(0.27)
2008 - C (Commenced January 31, 2008)	10.00	0.15	(b)	(3.66)	(3.51)	(0.15)	—	(0.06)	(0.21)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.31	(b)	(3.73)	(3.42)	(0.22)	—	(0.06)	(0.28)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Annualized.
(d)	Includes income recognized from a corporate action which amounted to $0.01 per share and 0.13% of average net assets.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(e)

$6.54	1.05%	$207,911	1.30	%(c)	1.37	%(c)	4.01	%(c)	18%
6.40	0.53	1,511	2.05	(c)	2.12	(c)	3.18	(c)	18
6.45	1.11	151,799	0.90	(c)	0.97	(c)	4.36	(c)	18
6.45	0.97	1,012	1.05	(c)	1.12	(c)	5.49	(c)	18

6.60	(12.44)	171,063	1.30		1.38		2.74	(d)	51
6.47	(13.06)	1,502	2.05		2.13		1.87	(d)	51
6.52	(11.99)	116,023	0.90		0.98		3.17	(d)	51
6.52	(12.01)	1,315	1.05		1.13		0.54	(d)	51
8.17	7.59	158,348	1.30		1.45		2.06		41
8.02	6.81	1,342	2.05		2.20		1.28		41
8.07	8.10	97,651	0.90		1.05		2.38		41
8.06	16.12	1	1.05	(c)	1.20	(c)	1.48	(c)	41
7.86	26.17	67,681	1.30		2.09		1.23		98
7.73	25.12	894	2.05		2.84		0.28		98
7.76	26.06	35,883	0.90		1.69		2.07		98

6.36	(34.60)	9,673	1.30	(c)	3.50	(c)	2.71	(c)	130
6.28	(35.82)	23	2.05	(c)	4.25	(c)	2.20	(c)	130
6.30	(34.98)	12,275	0.90	(c)	3.10	(c)	4.05	(c)	130

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations				Distributions to shareholders
Year - Share Class	Net asset value, beginning of period	Net investment income (loss)(a)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From capital	Total distributions
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$9.94	$0.03		$0.87	$0.90	$—	$—	$—
2012 - B	9.64	(0.01)		0.84	0.83	—	—	—
2012 - C	9.57	(0.01)		0.84	0.83	—	—	—
2012 - Institutional	10.08	0.06		0.88	0.94	—	—	—
2012 - Service	10.01	0.03		0.87	0.90	—	—	—
2012 - IR	10.09	0.05		0.88	0.93	—	—	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	9.73	0.09	(d)	0.20	0.29	(0.08)	—	(0.08)
2011 - B	9.44	0.01	(d)	0.21	0.22	(0.02)	—	(0.02)
2011 - C	9.39	0.01	(d)	0.20	0.21	(0.03)	—	(0.03)
2011 - Institutional	9.89	0.13	(d)	0.21	0.34	(0.15)	—	(0.15)
2011 - Service	9.81	0.07	(d)	0.22	0.29	(0.09)	—	(0.09)
2011 - IR	9.89	0.10	(d)	0.23	0.33	(0.13)	—	(0.13)
2010 - A	8.64	0.08		1.08	1.16	(0.07)	—	(0.07)
2010 - B	8.38	0.01		1.05	1.06	—	—	—
2010 - C	8.33	0.01		1.05	1.06	—	—	—
2010 - Institutional	8.78	0.11		1.11	1.22	(0.11)	—	(0.11)
2010 - Service	8.72	0.07		1.09	1.16	(0.07)	—	(0.07)
2010 - IR (Commenced August 31, 2010)	8.18	0.03		1.78	1.81	(0.10)	—	(0.10)
2009 - A	7.20	0.09	(e)	1.45	1.54	(0.10)	—	(0.10)
2009 - B	6.97	0.04	(e)	1.39	1.43	(0.02)	—	(0.02)
2009 - C	6.94	0.04	(e)	1.39	1.43	(0.04)	—	(0.04)
2009 - Institutional	7.31	0.14	(e)	1.47	1.61	(0.14)	—	(0.14)
2009 - Service	7.26	0.09	(e)	1.46	1.55	(0.09)	—	(0.09)
2008 - A	11.50	0.08		(4.31)	(4.23)	(0.07)	—	(0.07)
2008 - B	11.10	—	(f)	(4.13)	(4.13)	—	—	—
2008 - C	11.06	0.01		(4.13)	(4.12)	—	—	—
2008 - Institutional	11.69	0.12		(4.38)	(4.26)	(0.12)	—	(0.12)
2008 - Service	11.49	0.06		(4.29)	(4.23)	—	—	—
2007 - A	11.72	0.08		(0.20)	(0.12)	(0.07)	(0.03)	(0.10)
2007 - B	11.30	(0.01)		(0.19)	(0.20)	—	—	—
2007 - C	11.27	(0.01)		(0.19)	(0.20)	(0.01)	— (f)	(0.01)
2007 - Institutional	11.91	0.13		(0.21)	(0.08)	(0.10)	(0.04)	(0.14)
2007 - Service	11.70	0.07		(0.20)	(0.13)	(0.06)	(0.02)	(0.08)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	Reflects income recognized from non-recurring special dividends which amounted to $0.02 per share and 0.18% of average net assets.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.01% of average net assets.
(f)	Amount is less than $0.005 per share.
(g)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income (loss) to average net assets		Portfolio turnover rate(g)

$10.84	9.05%	$46,655	1.09	%(c)	1.24	%(c)	0.63	%(c)	95%
10.47	8.72	758	1.84	(c)	1.99	(c)	(0.12	)(c)	95
10.40	8.67	8,235	1.84	(c)	1.99	(c)	(0.12	)(c)	95
11.02	9.33	267,757	0.69	(c)	0.84	(c)	1.03	(c)	95
10.91	8.99	38	1.19	(c)	1.34	(c)	0.53	(c)	95
11.02	9.22	560	0.84	(c)	0.99	(c)	0.88	(c)	95

9.94	3.02	51,064	1.09		1.24		0.85	(d)	99
9.64	2.18	895	1.84		1.99		0.12	(d)	99
9.57	2.22	7,964	1.84		1.99		0.14	(d)	99
10.08	3.43	227,070	0.69		0.84		1.31	(d)	99
10.01	2.92	36	1.19		1.34		0.72	(d)	99
10.09	3.35	494	0.84		0.99		1.01	(d)	99
9.73	13.46	91,857	1.09		1.25		0.82		200
9.44	12.65	1,539	1.84		2.00		0.08		200
9.39	12.59	9,484	1.84		2.00		0.07		200
9.89	14.04	200,795	0.69		0.85		1.22		200
9.81	13.34	59	1.19		1.35		0.69		200
9.89	22.18	1	0.84	(c)	1.00	(c)	0.97	(c)	200
8.64	21.43	90,909	1.09		1.28		1.37	(e)	352
8.38	20.48	2,259	1.84		2.03		0.62	(e)	352
8.33	20.56	10,887	1.84		2.03		0.63	(e)	352
8.78	21.90	133,016	0.69		0.88		1.88	(e)	352
8.72	21.41	48	1.19		1.38		1.28	(e)	352
7.20	(36.66)	112,426	1.09		1.27		0.81		153
6.97	(37.13)	5,169	1.84		2.02		(0.02)		153
6.94	(37.08)	13,977	1.84		2.02		0.06		153
7.31	(36.34)	67,367	0.69		0.87		1.27		153
7.26	(36.74)	55	1.19		1.37		0.57		153
11.50	(0.92)	241,192	1.10		1.24		0.65		73
11.10	(1.77)	20,010	1.85		1.99		(0.11)		73
11.06	(1.75)	30,008	1.85		1.99		(0.10)		73
11.69	(0.65)	63,913	0.70		0.84		1.05		73
11.49	(1.10)	400	1.20		1.34		0.55		73

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment income		Net realized and unrealized gain (loss)	Total from investment operations	Distributions to shareholders from net investment income
FOR THE SIX MONTHS ENDED JUNE 30, (UNAUDITED)
2012 - A	$6.65	$0.11	(b)	$0.08	$0.19	$—
2012 - C	6.64	0.09	(b)	0.06	0.15	—
2012 - Institutional	6.64	0.13	(b)	0.07	0.20	—
2012 - IR	6.64	0.20	(b)	— (c)	0.20	—

FOR THE FISCAL YEARS ENDED DECEMBER 31,
2011 - A	7.90	0.20	(b)(e)	(1.25)	(1.05)	(0.20)
2011 - C	7.88	0.13	(b)(e)	(1.23)	(1.10)	(0.14)
2011 - Institutional	7.90	0.21	(b)(e)	(1.23)	(1.02)	(0.24)
2011 - IR	7.90	0.20	(b)(e)	(1.24)	(1.04)	(0.22)
2010 - A	7.40	0.13	(b)	0.51	0.64	(0.14)
2010 - C	7.39	0.08	(b)	0.50	0.58	(0.09)
2010 - Institutional	7.39	0.15	(b)	0.53	0.68	(0.17)
2010 - IR (Commenced August 31, 2010)	6.82	0.03	(b)	1.21	1.24	(0.16)
2009 - A	6.07	0.13	(b)	1.32	1.45	(0.12)
2009 - C	6.06	0.09	(b)	1.31	1.40	(0.07)
2009 - Institutional	6.06	0.15	(b)	1.33	1.48	(0.15)

FOR THE PERIOD ENDED DECEMBER 31,
2008 - A (Commenced January 31, 2008)	10.00	0.17		(3.93)	(3.76)	(0.17)
2008 - C (Commenced January 31, 2008)	10.00	0.13		(3.94)	(3.81)	(0.13)
2008 - Institutional (Commenced January 31, 2008)	10.00	0.19		(3.94)	(3.75)	(0.19)

(a)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)	Annualized.
(e)	Reflects income recognized from non-recurring special dividends which amounted to $0.01 per share and 0.16% of average net assets.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY FUND

Net asset value, end of period	Total return(a)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets		Ratio of total expenses to average net assets		Ratio of net investment income to average net assets		Portfolio turnover rate(f)

$6.84	2.86%	$31,056	1.26	%(d)	1.63	%(d)	3.29	%(d)	107%
6.79	2.26	19	2.01	(d)	2.38	(d)	2.66	(d)	107
6.84	3.01	112,742	0.86	(d)	1.23	(d)	3.84	(d)	107
6.84	3.01	16	1.01	(d)	1.38	(d)	5.83	(d)	107

6.65	(13.33)	40,837	1.26		1.57		2.60	(e)	88
6.64	(13.88)	19	2.01		2.32		1.72	(e)	88
6.64	(12.92)	101,165	0.86		1.17		2.81	(e)	88
6.64	(13.11)	1	1.01		1.32		2.68	(e)	88
7.90	8.64	75,854	1.26		1.56		1.75		70
7.88	7.89	24	2.01		2.31		1.05		70
7.90	9.17	85,604	0.86		1.16		2.12		70
7.90	18.21	1	1.01	(d)	1.31	(d)	1.26	(d)	70
7.40	23.98	77,469	1.26		1.67		2.00		101
7.39	23.13	8	2.01		2.42		1.38		101
7.39	24.47	53,159	0.86		1.27		2.24		101

6.07	(37.56)	71,917	1.26	(d)	1.80	(d)	2.53	(d)	243
6.06	(38.02)	8	2.01	(d)	2.55	(d)	1.83	(d)	243
6.06	(37.40)	17,652	0.86	(d)	1.40	(d)	2.05	(d)	243

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2012 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered*	Diversified/ Non-diversified
U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured International Tax-Managed Equity	A, C, Institutional and IR	Diversified
Structured Tax-Managed Equity	A, B, C, Institutional, Service and IR	Diversified

*	Class B Shares are generally no longer available for purchase by current or prospective investors.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class B Shares were sold with a contingent deferred sales charge (“CDSC”) that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares are sold with a CDSC of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service and Class IR Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in United States (“U.S.”) real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities and excess amounts are recorded as gains. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost. Upfront payments on swaps are recorded as deferred realized gains or losses and are recognized over the contract’s term/event, with the exception of forward starting interest rate swaps whose realized gain or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agent and Service and Shareholder Administration fees. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

incurred by the Trust are allocated across the respective Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses.

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Funds are not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
U.S. Equity Dividend and Premium International Equity Dividend and Premium	Quarterly	Annually
Structured Tax-Managed Equity Structured International Tax-Managed Equity	Annually	Annually

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges including, but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. Investments applying these valuation adjustments are classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities, for which market quotations are readily available, are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds deposit cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Funds equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset in unrealized gains or losses.

ii.  Options — When the Funds write call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Upon the purchase of a call option or a put option by the Funds, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied voluntary parameters at specified terms.

B.  Level 3 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 3 are as follows:

To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Funds’ investments may be determined under valuation procedures approved by the trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings. Significant events, which could also affect a single issuer, may include, but are not limited to corporate actions such as reorganizations, mergers and buy-outs; ratings downgrades; and bankruptcies.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2012:

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$1,059,544,408	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$1,493,377	$—		$—
Liabilities
Written Options	$(12,351,000)	$—		$—

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$26,459,628	$329,967,604	(b)	$—

Derivative Type
Assets(a)
Futures Contracts	$301,092	$—		$—
Liabilities
Written Options	$(5,067,907)	$—		$—

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

STRUCTURED TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$315,386,302	$—		$—
Securities Lending Reinvestment Vehicle	11,996,350	—		—
Total	$327,382,652	$—		$—

Derivative Type
Assets(a)
Futures Contracts	$297,180	$—		$—

STRUCTURED INTERNATIONAL TAX-MANAGED EQUITY

Investment Type	Level 1	Level 2		Level 3
Assets
Common Stock and/or Other Equity Investments	$3,837,568	$135,728,267	(b)	$—
Securities Lending Reinvestment Vehicle	3,407,487	—		—
Total	$7,245,055	$135,728,267		$—

Derivative Type
Assets(a)
Futures Contracts	$163,427	$—		$—

(a)	Amount shown represents unrealized gain (loss) at period end.
(b)	To adjust for the time difference between local market close and the calculation of net asset value, the Funds utilize fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of June 30, 2012. These instruments were used to meet the Funds’ investment objectives and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets(a)	Statements of Assets and Liabilities	Liabilities
U.S. Equity Dividend and Premium	Equity	Unrealized gain on futures variation margin	$1,493,377	Payable for written options, at value	$(12,351,000)
International Equity Dividend and Premium	Equity	Unrealized gain on futures variation margin	301,092	Payable for written options, at value	(5,067,907)
Structured Tax-Managed Equity	Equity	Unrealized gain on futures variation margin	297,180	—	—
Structured International Tax-Managed Equity	Equity	Unrealized gain on futures variation margin	163,427	—	—

(a)	Includes cumulative appreciation (depreciation) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only current day's variation margin is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2012. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)	Average Number of Contracts(a)
U.S. Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(6,153,707)	$2,154,423	3,119
International Equity Dividend and Premium	Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	(4,710,647)	(229,407)	3,176
Structured Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	321,367	212,642	93
Structured International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	23,163	93,517	63

(a)	Average number of contracts is based on the average of month end balances for the six months ended June 30, 2012.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2012, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
U.S. Equity Dividend and Premium	0.75%	0.68%	0.65%	0.64%	0.63%	0.75%	0.75%
International Equity Dividend and Premium	0.81	0.73	0.69	0.68	0.67	0.81	0.81
Structured Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.70	0.65*
Structured International Tax-Managed Equity	0.85	0.77	0.73	0.72	0.71	0.85	0.81*

*

GSAM agreed to waive a portion of its management fee in order to achieve the effective net management rate shown above through April 27, 2013. Prior to such date GSAM may not terminate the arrangement without the approval of the trustees.

B.  Distribution and Service Plans — The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on a Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class B	Class C
Distribution Plan	0.25%	0.75%	0.75%
Service Plan	—	0.25	0.25

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C. Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class B and Class C CDSC. During the six months ended June 30, 2012, Goldman Sachs advised that it retained front end sales charges of $44,500, $1,400, $900 and $0 for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively. Goldman Sachs retained no contingent deferred sales charges.

D. Service Plan and Shareholder Administration Plan —The Trust, on behalf of each Fund that offers Service Shares, has adopted a Service Plan and a Shareholder Administration Plan. These plans allow for service organizations to provide varying levels of personal and account maintenance and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan each provide for compensation to the service organizations which is accrued daily and paid monthly at an annual rate as follows: 0.25% (0.50% in aggregate) of the average daily net assets of the Service Shares.

E. Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at an annual

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

rate as follows: 0.19% of the average daily net assets for Class A, Class B, Class C and Class IR Shares and 0.04% of the average daily net assets for Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Funds (excluding management fees, distribution and service fees, transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, litigation, indemnification, shareholder meetings and other extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds are 0.054%, 0.054%, 0.004% and 0.014%, respectively. These Other Expense reimbursements will remain in place through April 27, 2013, and prior to such date GSAM may not terminate the arrangements without the approval of the trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses.

For the six months ended June 30, 2012, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows (in thousands):

Fund	Management Fee Waiver	Other Expense Reimbursement	Custody Fee Credits	Total Expense Reductions
U.S. Equity Dividend and Premium	$—	$—	$37	$37
International Equity Dividend and Premium	—	112	3	115
Structured Tax-Managed Equity	78	144	4	226
Structured International Tax-Managed Equity	28	233	1	262

As of June 30, 2012, the amounts owed to affiliates of the Funds were as follows (in thousands):

Fund	Management Fees	Distribution and Service Fees	Transfer Agent Fees	Total
U.S. Equity Dividend and Premium	$652	$55	$58	$765
International Equity Dividend and Premium	233	42	37	312
Structured Tax-Managed Equity	166	17	17	200
Structured International Tax-Managed Equity	91	6	8	105

G.  Line of Credit Facility — As of June 30, 2012, the Funds participated in a $630,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and registered investment companies having management agreements with GSAM or its affiliates (“Other Borrowers”). Pursuant to the terms of the facility, the Funds and Other Borrowers could increase the credit amount by an additional $340,000,000, for a total of up to $970,000,000. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2012, the Funds did not have any borrowings under the facility. Prior to May 8, 2012, the amount available through the facility was $580,000,000.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — For the six months ended June 30, 2012, Goldman Sachs earned approximately $5,700, $12,400, $800 and $3,700 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the U.S. Equity Dividend and Premium, International Equity Dividend and Premium, Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds, respectively.

As of June 30, 2012, the following Goldman Sachs Fund of Funds Portfolios were the beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
U.S. Equity Dividend and Premium	9%	—%
International Equity Dividend and Premium	13	—
Structured Tax-Managed Equity	—	79
Structured International Tax-Managed Equity	—	73

As of June 30, 2012, the Goldman Sachs Group, Inc. was the beneficial owner of approximately 38% and 7% of the Class C and Class IR Shares of the Structured International Tax-Managed Equity Fund, respectively.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2012, were as follows:

Fund	Purchases	Sales
U.S. Equity Dividend and Premium	$471,250,567	$170,483,995
International Equity Dividend and Premium	129,571,914	60,810,928
Structured Tax-Managed Equity	298,877,802	292,899,250
Structured International Tax-Managed Equity	149,661,825	149,280,714

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience a delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

7. SECURITIES LENDING (continued)

The Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Money Market Fund (“Money Market Fund”), a separate series of the Trust. The Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act and is managed by GSAM, for which GSAM may receive an investment advisory fee of up to 0.205% on an annualized basis of the average daily net assets of the Money Market Fund.

Both the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the six months ended June 30, 2012, are reported under Investment Income on the Statements of Operations. The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2012		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2012
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Structured Tax-Managed Equity	$4,561	$14,993	$3,841,200
Structured International Tax-Managed Equity	13,136	7,063	380,585

The following table provides information about the Funds’ investment in the Money Market Fund for the six months ended June 30, 2012 (in thousands):

Fund	Number of Shares Held Beginning of Period	Shares Bought	Shares Sold	Number of Shares Held End of Period	Value at End of Period
Structured Tax-Managed Equity	2,894	26,989	(17,887)	11,996	$11,996
Structured International Tax-Managed Equity	2,582	33,125	(32,300)	3,407	3,407

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2011, the Funds’ capital loss carryovers and certain timing differences, on a tax-basis were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Capital loss carryovers:(1)
Expiring 2016(1)	$—	$—	$(47,243,753)	$(18,938,160)
Expiring 2017(1)	—	—	—	(31,387,420)
Total capital loss carryovers	$—	$—	$(47,243,753)	$(50,325,580)
Timing differences (late year ordinary loss and post October loss deferrals)	$—	$(705,273)	$—	$(610,741)

(1)	Expiration occurs on December 31 of the year indicated.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

8. TAX INFORMATION (continued)

As of June 30, 2012, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	U.S. Equity Dividend and Premium	International Equity Dividend and Premium	Structured Tax-Managed Equity	Structured International Tax-Managed Equity
Tax cost	$1,056,510,114	$412,519,115	$322,848,784	$153,658,424
Gross unrealized gain	74,130,044	8,648,904	20,898,479	4,998,040
Gross unrealized loss	(71,095,750)	(64,740,787)	(16,364,611)	(15,683,142)
Net unrealized security gain (loss)	$3,034,294	$(56,091,883)	$4,533,868	$(10,685,102)

The difference between GAAP-basis and tax-basis unrealized gains (losses), as of the most recent fiscal year end, is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences related to the tax treatment of passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Funds’ Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Funds’ shares. Redemptions by these entities of their holdings in the Funds may impact the Funds’ liquidity and NAV. These redemptions may also force the Funds to sell securities.

Liquidity Risk — The Funds may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Funds may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Funds have unsettled or open transaction defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. OTHER MATTERS

New Accounting Pronouncement — In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Amendments to Disclosures about Offsetting Assets and Liabilities Requirements in U.S. GAAP and International Financial Reporting Standards, was issued and is effective for interim periods and annual periods beginning on or after January 1, 2013. The amendments are the result of the work by Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for disclosing information about offsetting and related arrangements. GSAM is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Funds’ financial statements.

Other — On February 8, 2012, the Commodity Futures Trading Commission (CFTC) adopted amendments to several of its rules relating to commodity pool operators, including Rule 4.5. The Funds currently rely on Rule 4.5’s exclusion from CFTC regulation for regulated investment companies. GSAM is currently evaluating the amendments and their impact, if any, on the Funds’ financial statements.

12. SUBSEQUENT EVENTS

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,598,401	$85,262,773	5,034,611	$47,735,466
Reinvestment of distributions	128,655	1,272,807	271,083	2,543,488
Shares redeemed	(1,739,389)	(17,075,758)	(1,754,202)	(16,703,785)
	6,987,667	69,459,822	3,551,492	33,575,169
Class C Shares
Shares sold	1,897,474	18,796,597	948,910	8,964,580
Reinvestment of distributions	15,345	151,600	47,542	446,168
Shares redeemed	(224,304)	(2,201,658)	(301,720)	(2,865,465)
	1,688,515	16,746,539	694,732	6,545,283
Institutional Shares
Shares sold	26,278,132	258,684,774	39,901,744	375,663,570
Reinvestment of distributions	877,318	8,675,077	2,715,856	25,428,422
Shares redeemed	(8,764,831)	(86,702,420)	(12,771,237)	(119,713,218)
	18,390,619	180,657,431	29,846,363	281,378,774
Class IR Shares
Shares sold	1,368,896	13,601,429	171,919	1,612,939
Reinvestment of distributions	14,576	143,874	3,022	28,316
Shares redeemed	(26,253)	(257,817)	(23,242)	(224,167)
	1,357,219	13,487,486	151,699	1,417,088
NET INCREASE	28,424,020	$280,351,278	34,244,286	$322,916,314

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,504,635	$59,636,604	17,114,007	$135,091,644
Reinvestment of distributions	622,829	4,094,488	2,205,555	15,375,720
Shares redeemed	(3,244,231)	(22,000,843)	(12,767,792)	(93,244,086)
	5,883,233	41,730,249	6,551,770	57,223,278
Class C Shares
Shares sold	24,587	172,325	77,101	586,048
Reinvestment of distributions	3,824	24,512	16,031	108,672
Shares redeemed	(24,714)	(159,497)	(28,074)	(200,023)
	3,697	37,340	65,058	494,697
Institutional Shares
Shares sold	6,879,772	46,165,768	9,709,686	75,989,781
Reinvestment of distributions	448,685	2,904,681	1,463,387	10,081,963
Shares redeemed	(1,611,638)	(10,732,452)	(5,467,904)	(38,973,338)
	5,716,819	38,337,997	5,705,169	47,098,406
Class IR Shares
Shares sold	742,549	5,221,039	201,232	1,288,963
Reinvestment of distributions	5,820	39,507	304	1,972
Shares redeemed	(793,095)	(5,175,322)	(2)	(15)
	(44,726)	85,224	201,534	1,290,920
NET INCREASE	11,559,023	$80,190,810	12,523,531	$106,107,301

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2012 (Unaudited)

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	99,362	$1,084,273	2,041,667	$20,656,520
Shares converted from Class B(a)	2,239	24,371	13,942	134,991
Reinvestment of distributions	—	—	42,185	422,268
Shares redeemed	(936,570)	(10,116,244)	(6,396,722)	(63,088,946)
	(834,969)	(9,007,600)	(4,298,928)	(41,875,167)
Class B Shares
Shares sold	129	1,349	2,179	21,438
Shares converted to Class A(a)	(2,314)	(24,371)	(14,379)	(134,991)
Reinvestment of distributions	—	—	118	1,149
Shares redeemed	(18,283)	(188,679)	(58,099)	(564,734)
	(20,468)	(211,701)	(70,181)	(677,138)
Class C Shares
Shares sold	5,331	54,360	30,513	296,816
Reinvestment of distributions	—	—	2,217	21,373
Shares redeemed	(45,846)	(462,379)	(210,523)	(2,026,377)
	(40,515)	(408,019)	(177,793)	(1,708,188)
Institutional Shares
Shares sold	4,652,817	50,690,188	7,003,605	70,818,719
Reinvestment of distributions	—	—	332,319	3,373,040
Shares redeemed	(2,877,791)	(31,916,587)	(5,108,403)	(51,492,038)
	1,775,026	18,773,601	2,227,521	22,699,721
Service Shares
Shares sold	9	100	—	—
Reinvestment of distributions	—	—	31	312
Shares redeemed	(199)	(2,101)	(2,431)	(25,951)
	(190)	(2,001)	(2,400)	(25,639)
Class IR Shares
Shares sold	2,380	27,084	49,908	506,960
Reinvestment of distributions	—	—	2	16
Shares redeemed	(570)	(6,500)	(1,039)	(10,332)
	1,810	20,584	48,871	496,644
NET INCREASE (DECREASE)	880,694	$9,164,864	(2,272,910)	$(21,089,767)

(a)	Class B Shares automatically convert into Class A Shares on or about the fifteenth day of the last month of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

13. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Structured International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2012 (Unaudited)		For the Fiscal Year Ended December 31, 2011

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	239,476	$1,706,688	2,840,464	$22,472,607
Reinvestment of distributions	—	—	182,911	1,209,042
Shares redeemed	(1,835,457)	(12,680,457)	(6,490,831)	(48,739,971)
	(1,595,981)	(10,973,769)	(3,467,456)	(25,058,322)
Class C Shares
Shares sold	—	—	2	15
Reinvestment of distributions	—	—	63	413
Shares redeemed	(91)	(606)	(159)	(1,015)
	(91)	(606)	(94)	(587)
Institutional Shares
Shares sold	3,277,070	22,684,727	5,693,236	42,812,843
Reinvestment of distributions	—	—	510,688	3,365,439
Shares redeemed	(2,022,032)	(14,321,157)	(1,810,186)	(13,429,345)
	1,255,038	8,363,570	4,393,738	32,748,937
Class IR Shares
Shares sold	2,134	15,924	2	12
Reinvestment of distributions	—	—	5	33
Shares redeemed	—	—	(2)	(12)
	2,134	15,924	5	33
NET INCREASE (DECREASE)	(338,900)	$(2,594,881)	926,193	$7,690,061

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2012 (Unaudited)

As a shareholder of Class A, Class B, Class C, Institutional, Service or Class IR Shares of a Fund you incur types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class B and Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class B, Class C, Institutional, Service or Class IR Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2012 through June 30, 2012.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	U.S. Equity Dividend and Premium Fund				International Equity Dividend and Premium Fund				Structured Tax-Managed Equity Fund				Structured International Tax-Managed Equity Fund
Share Class	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*	Beginning Account Value 01/01/12	Ending Account Value 06/30/12		Expenses Paid for the 6 Months Ended 06/30/12*
Class A
Actual	$1,000	$1,065.90		$6.27	$1,000	$1,010.50		$6.50	$1,000	$1,090.50		$5.67	$1,000	$1,028.60		$6.36
Hypothetical 5% return	1,000	1,018.80	+	6.12	1,000	1,018.40	+	6.52	1,000	1,019.44	+	5.47	1,000	1,018.60	+	6.32
Class B
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,087.20		9.55	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,015.71	+	9.22	N/A	N/A		N/A
Class C
Actual	1,000	1,061.40		10.10	1,000	1,005.30		10.22	1,000	1,086.70		9.55	1,000	1,022.60		10.11
Hypothetical 5% return	1,000	1,015.07	+	9.87	1,000	1,014.67	+	10.27	1,000	1,015.71	+	9.22	1,000	1,014.87	+	10.07
Institutional
Actual	1,000	1,067.90		4.22	1,000	1,011.10		4.50	1,000	1,093.30		3.59	1,000	1,030.10		4.34
Hypothetical 5% return	1,000	1,020.79	+	4.12	1,000	1,020.39	+	4.52	1,000	1,021.43	+	3.47	1,000	1,020.59	+	4.32
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,089.90		6.18	N/A	N/A		N/A
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000	1,018.95	+	5.97	N/A	N/A		N/A
Class IR
Actual	1,000	1,067.40		4.99	1,000	1,009.70		5.25	1,000	1,092.20		4.37	1,000	1,030.10		5.10
Hypothetical 5% return	1,000	1,020.04	+	4.87	1,000	1,019.64	+	5.27	1,000	1,020.69	+	4.22	1,000	1,019.84	+	5.07

*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2012. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service	Class IR
U.S. Equity Dividend and Premium	1.22%	N/A	1.97%	0.82%	N/A	0.97%
International Equity Dividend and Premium	1.30	N/A	2.05	0.90	N/A	1.05
Structured Tax-Managed Equity	1.09	1.84%	1.84	0.69	1.19%	0.84
Structured International Tax-Managed Equity	1.26	N/A	2.01	0.86	N/A	1.01

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs U.S. Equity Dividend and Premium, Goldman Sachs International Equity Dividend and Premium, Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2013 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13, 2012 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held three meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board meetings and/or the Annual Meeting, the Board, or the Independent Trustees, as applicable, considered matters relating to the Management Agreement, including:

(a)	the nature and quality of the advisory, administrative and other services provided to the Funds by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services and operations), controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance and strategy and central funding), sales and distribution support groups and others (e.g., information technology and training);
(iii)	trends in headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Funds, including comparisons to the performance of similar mutual funds, as provided by a third party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and benchmark performance indices, and general investment outlooks in the markets in which the Funds invest;
(c)	the terms of the Management Agreement and agreements with affiliated service providers entered into by the Trust on behalf of the Funds;
(d)	expense information for the Funds, including:
(i)	the relative management fee and expense levels of the Funds as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	each Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(e)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Funds;
(f)	the undertakings of the Investment Adviser to waive certain fees (with respect to the Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds) and limit certain expenses of each of the Funds that exceed specified levels, and a summary of contractual fee reductions made by the Investment Adviser and its affiliates over the past several years with respect to the Funds;
(g)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of each of the Funds and the Trust as a whole to the Investment Adviser and its affiliates;
(h)	whether each Fund’s existing management fee schedule adequately addressed any economies of scale;
(i)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds, including the fees received by the Investment Adviser’s affiliates from the Funds for transfer agency, securities lending, portfolio trading, distribution and other services;
(j)	a summary of potential benefits derived by the Funds as a result of their relationship with the Investment Adviser;
(k)	information regarding commissions paid by the Funds and broker oversight, other information regarding portfolio trading and how the Investment Adviser carries out its duty to seek best execution;
(l)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(m)	the nature and quality of the services provided to the Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administration services provided under the Management Agreement; and
(n)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Funds’ compliance program; and compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Funds and the payment of non-Rule 12b-1 shareholder service and/or administration fees by the Structured Tax-Managed Fund’s Service Shares. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Fund shares.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual fund portfolios for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Nature, Extent and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Funds by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the potential benefit to the Funds of the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. The Independent Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also observed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser.

Investment Performance

The Trustees also considered the investment performance of the Funds and the Investment Adviser. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2011, and updated performance information prepared by the Investment Adviser using the peer groups identified by the Outside Data Provider as of March 31, 2012. The information on each Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance over time on a year-by-year basis relative to its performance benchmark. In addition, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel, in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Independent Trustees noted that the Structured International Tax-Managed Equity and International Equity Divided and Premium Funds had placed in the top half of their respective peer groups during the one-year period and the third quartile of their respective peer groups during the three-year period ended March 31, 2012. The Independent Trustees further observed that the Structured International Tax-Managed Equity and International Equity Dividend and Premium Funds underperformed their respective benchmark indexes during the one- and three-year periods ended March 31, 2012. They noted that the Structured Tax-Managed Equity Fund had placed in the top half of its peer group during the one-, three-, and ten-year periods and in the bottom quartile in the five-year period, outperformed its benchmark index during the one-year period, and underperformed its benchmark index during the three-, five-, and ten-year periods ended March 31, 2012. The Independent Trustees observed that the U.S. Equity Dividend and Premium Fund had placed in the top half of its peer group during the one-, three-, and five-year periods and outperformed its benchmark index during the one- and five-year periods, and underperformed its benchmark index during the three-year period ended March 31, 2012. They noted that the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds had certain significant differences from their peer groups (Foreign Large Value and Large Blend, respectively) and benchmark indexes (MSCI EAFE Index (net) and S&P 500 Index, respectively) that caused the peer groups and benchmark indexes to be imperfect bases for performance comparison. The Independent Trustees observed that the Funds generally demonstrated strong performance in the one- and three-year periods. They noted additions to the Funds’ senior portfolio management in 2011, and recognized the team’s recent undertaking to enhance its investment models to strengthen performance.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Costs of Services Provided and Competitive Information

The Trustees considered the contractual fee rates payable by each Fund under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of the Funds’ management fees and breakpoints to those of relevant peer groups and category universes; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and a five-year history (four years, in the case of International Equity Dividend and Premium and Structured International Tax-Managed Equity Funds), comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s transfer agency, custody and distribution fees, other expenses and fee waivers/reimbursements to those of other funds in the peer group and the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to waive a portion of its management fee for Structured Tax-Managed Equity and Structured International Tax-Managed Equity Funds and to limit certain expenses of each of the Funds that exceed specified levels. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Funds that would have the effect of lowering (in the case of the U.S. Equity Dividend and Premium Fund) or increasing (in the case of each other Fund) total Fund expenses, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages institutional accounts or collective investment vehicles having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to institutional accounts, which generally operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, were less time-intensive and paid lower fees. By contrast, the Trustees noted that the Investment Adviser provides substantial administrative services to the Funds under the terms of the Management Agreement.

In addition, the Trustees noted that shareholders are able to redeem their Fund shares at any time if they believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and each of the Funds. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service) and the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also reviewed the report of the internal audit group within the Goldman Sachs organization, which included an assessment of the reasonableness and consistency of the Investment Adviser’s expense allocation methodology and an evaluation of the accuracy of the Investment Adviser’s profitability analysis calculations. Profitability data for the Trust and each Fund were provided for 2011 and 2010, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding the Investment Adviser’s profitability. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	U.S. Equity Dividend and Premium Fund	International Equity Dividend and Premium Fund	Structured Tax-Managed Equity Fund	Structured International Tax-Managed Equity Fund
First $1 billion	0.75%	0.81%	0.70%	0.85%
Next $1 billion	0.68	0.73	0.63	0.77
Next $3 billion	0.65	0.69	0.60	0.73
Next $3 billion	0.64	0.68	0.59	0.72
Over $8 billion	0.63	0.67	0.58	0.71

The Trustees noted that the breakpoints were meant to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to waive certain fees and limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Funds as stated above, including: (a) transfer agency fees received by Goldman, Sachs & Co. (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; and (i) the possibility that the working relationship between the Investment Adviser and the Funds’ third party service providers may cause those service providers to be open to doing business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits. In looking at the benefits to Goldman Sachs Agency Lending and the Investment Adviser from the securities lending program, they noted that the Funds also benefited from their participation in the securities lending program.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing and pricing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and

GOLDMAN SACHS STRUCTURED TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firmwide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Funds’ access to certain affiliated distribution channels. The Trustees noted the competitive nature of the mutual fund marketplace, and noted further that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2013.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $716.1 billion in assets under management as of June 30, 2012, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, LP and its Investment Advisory Affiliates. Additionally, GSAM ranks in the top 10 asset management firms worldwide, based on assets under management.1

OVERVIEW OF GOLDMAN SACHS FUNDS

Money Market2

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund[3]
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund[4]

Structured Equity

■	Structured Small Cap Equity Fund
■	Structured U.S. Equity Fund
■	Structured Small Cap Growth Fund
■	Structured Large Cap Growth Fund
■	Structured Large Cap Value Fund
■	Structured Small Cap Value Fund
■	Structured Tax-Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund
■	Structured International Small Cap Fund
■	Structured International Equity Fund
■	Structured Emerging Markets Equity Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	Brazil Equity Fund
■	China Equity Fund
■	Korea Equity Fund
■	India Equity Fund

Select Satellite5

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund

Total Portfolio Solutions5

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Income Strategies Portfolio
■	Satellite Strategies Portfolio
■	Retirement Strategies Portfolios
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	Ranking for Goldman Sachs Group, Inc., includes Goldman Sachs Asset Management, Private Wealth Management and Merchant Banking 2010 year-end assets. Ranked 10th in total assets worldwide.
Pensions&Investments, June 2011.
[2]

An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[3]	Effective at the close of business on July 27, 2012, the Goldman Sachs Ultra Short Duration Government Fund was renamed the Goldman Sachs High Quality Floating Rate Fund.
[4]

Effective at the close of business June 29, 2012, the Goldman Sachs Balanced Fund was renamed the Goldman Sachs Income Builder Fund. The Fund’s investment objective and policies were also changed. Performance information prior to this date reflects the Fund’s former investment objective and policies.

[5]

Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman Donald C. Burke John P. Coblentz, Jr. Diana M. Daniels Joseph P. LoRusso James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President George F. Travers, Principal Financial Officer Caroline L. Kraus, Secretary Scott M. McHugh, Treasurer

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) Web site at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

Holdings and allocations shown are as of June 30, 2012 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your Authorized Institution or from Goldman, Sachs & Co. by calling (retail–1-800-526-7384) (institutional – 1-800-621-2550).

© 2012 Goldman Sachs. All rights reserved. 79735.MF.MED.TMPL/8/2012 TAXADVSAR12/13.8K

ITEM 2.	CODE OF ETHICS.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	The information required by this Item is only required in connection with an annual report on this Form N-CSR.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	August 27, 2012

By:	/s/ George F. Travers
George F. Travers
Principal Financial Officer
Goldman Sachs Trust

Date:	August 27, 2012